UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

NORTH COAST PARTNERS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Explanatory Note

On July 30, 2008 North Coast Partners, Inc. filed a definitive proxy statement on Schedule 14A indicating, incorrectly at the bottom of page 5, that if only the required minimum quorum of 6,360,001 voting shares are present in person or by proxy at the meeting then each proposal must be approved by the affirmative vote of the holders of 3,180,001 voting shares. However, the affirmative vote of the holders of 6,360,001 voting shares will be required, if only the required minimum quorum of 6,360,001 voting shares are present in person or by proxy at the meeting, in order to approve the proposals set forth in the proxy statement. This revision to the definitive proxy statement of North Coast Partners is filed in order to correct this error.

NORTH COAST PARTNERS, INC.
4957 Lakemont Blvd. SE
C-4 Suite #239
Bellevue, WA 98006

August 6, 2008

Dear Shareholders:

We cordially invite you to attend our Special Meeting of Shareholders. The meeting will be held on August 25, 2008, at 10:00 a.m. local time, at 400 112th Avenue NE, Suite # 140, Bellevue, WA 98004.

With this letter we are including the notice for our meeting, the proxy statement, and the proxy card. At the meeting, we will vote on the following matters:

1.  To authorize the amendment of our Certificate of Incorporation for the purpose of changing the name of our company from “North Coast Partners, Inc.” to “Montavo, Inc.”

2. To authorize an increase in authorized common stock from 20,000,000 shares, par value $0.001 per share, to 100,000,000 shares, par value $0.001 per share.

3. To authorize an increase in authorized preferred stock from 1,000,000 shares, par value $0.001 per share, to 5,000,000 shares, par value $0.001 per share.

4.  To transact such other business as may properly be brought before a special meeting of the shareholders of our Company or any adjournment thereof.

Your vote is important to us, and I look forward to seeing you at the meeting. If you do not plan to attend the meeting in person, please complete, sign and return the attached proxy card so that your shares can be voted at the meeting in accordance with your instructions. Thank you for your interest in North Coast Partners, Inc.

Sincerely,

/s/ Brook W. Lang
Brook W. Lang Chief Executive Officer

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NORTH COAST PARTNERS, INC.
4957 Lakemont Blvd. SE
C-4 Suite #239
Bellevue, WA 98006

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of the shareholders of North Coast Partners, Inc. (the “Company”) will be held on August 25, 2008, at 10:00 a.m., at 400 112th Avenue NE, Suite #140, Bellevue, WA 98004, for the following purposes:

1.  To authorize the amendment of our Certificate of Incorporation for the purpose of changing the name of our company from “North Coast Partners, Inc.” to “Montavo, Inc.”

2. To authorize an increase in authorized common stock from 20,000,000 shares, par value $0.001 per share, to 100,000,000 shares, par value $0.001 per share.

3. To authorize an increase in authorized preferred stock from 1,000,000 shares, par value $0.001 per share, to 5,000,000 shares, par value $0.001 per share.

4.  To transact such other business as may properly be brought before a special meeting of the shareholders of our Company or any adjournment thereof.

You may vote at the meeting if you were a shareholder at the close of business on June 27, 2008, the record date. Only shareholders of record at the record date are entitled to notice of and to vote at the meeting or any adjournments thereof.

Your attention is called to the Proxy Statement on the following pages. Please review it carefully. We hope you will attend the meeting. If you do not plan to attend, please sign, date and mail the enclosed proxy in the enclosed envelope, which requires no postage if mailed in the United States, so that your shares can be voted at the Special Meeting in accordance with your instructions. For more instructions, please see the Questions and Answers beginning on page 4 of this proxy statement and the instructions on the proxy card.

By Order of the Board of Directors,

August 6, 2008

/s/ Brook W. Lang
Brook W. Lang
Chief Executive Officer

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE.

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QUESTIONS AND ANSWERS ABOUT THIS
PROXY MATERIAL AND THE SPECIAL MEETING

These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Proxy Statement, as well as the documents incorporated by reference in this Proxy Statement.

Why am I receiving this proxy material?

This Proxy Statement and the accompanying proxy card are being mailed to holders of shares of common stock, $0.001 par value (the "Common Stock"), of North Coast Partners, Inc., a Delaware corporation (the "Company"), commencing on or about August 6, 2008, in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at the special meeting of the shareholders of the Company (the "Meeting") to be held at 400 112 th Avenue NE, Suite # 140, Bellevue, WA 98004, on August 25, 2008 at 10:00 a.m. You are invited to attend the Meeting and are requested to vote on the proposals described in this proxy statement.

What information is contained in these materials?

The information included in this Proxy Statement relates to the proposals to be voted on at the Meeting, the voting process, the security ownership of certain beneficial owners and management, the compensation of directors and our most highly paid executive officers, and certain other required information.

On what matters am I voting?

Our Board seeks shareholder approval of the proposal to amend our Certificate of Incorporation for the purpose of (i) changing our Company’s name from “North Coast Partners, Inc.” to “Montavo, Inc.,” as set forth in proposal no. 1 below, (ii) increasing the authorized common stock from 20,000,000 shares, par value $0.001 per share, to 100,000,000 shares, par value $0.001 per share, as set forth in proposal no. 2 below, and (iii) increasing the authorized preferred stock from 1,000,000 shares, par value $0.001 per share, to 5,000,000 shares, par value $0.001 per share, as set forth in proposal no. 3 below. Such approval is sought because the Company expects to consummate the transactions contemplated by the Agreement dated May 7, 2008 (the “Merger Agreement”) among the Company, its wholly-owned subsidiary North Coast Acquisition Corp. and Montavo, Inc. For full and further details, please see our description under proposal no. 1 below. If the transactions contemplated by the Merger Agreement are consummated, 11,700,000 shares of our Common Stock will be issued to the stockholders of Montavo at closing or reserved for issuance pursuant to the capital structure obligations of Montavo on the date of the Merger Agreement. Furthermore, pursuant to the terms of the Merger Agreement if we do not consummate a merger or business combination with any other company within 90 days of the closing of the merger with Montavo 7,920,000 additional shares of our Common Stock will be issued to the stockholders of Montavo. In any such event, the stockholders of Montavo would beneficially own, in the aggregate, a sixty percent (60%) majority of our issued and outstanding shares of Common Stock, on a fully diluted basis, and would, as a consequence, control our Company.

The shareholders also will transact any other business that properly comes before the Meeting.

What are our Board’s voting recommendations?

Our Board recommends that you vote your shares FOR approval of the proposal to amend our Certificate of Incorporation for the purpose of changing our Company’s name to “Montavo, Inc.” and to increase our authorized common stock to 100,000,000 shares and our authorized preferred shares to 5,000,000.

Who can vote at the Meeting?

An aggregate of 12,720,000 votes (the “Voting Shares”) may be cast by shareholders at the Meeting, consisting of the issued and outstanding shares of Common Stock held by shareholders of record at the close of business on June 27, 2008 (the “Record Date”). Holders of shares of Common Stock are entitled at the Meeting to one vote for each share of Common Stock held on the Record Date.

How do I vote?

You may vote your shares either by proxy or in person at the Meeting (please also see the detailed instructions on your proxy card). Each such share is entitled to one vote on each matter submitted to a vote at the Meeting. To vote by proxy, please complete, sign and mail the enclosed proxy card in the envelope provided, which requires no postage for mailing in the United States. If a proxy specifies how it is to be voted, it will be so voted. If you return a signed proxy card but do not provide voting instructions, your shares will be voted as follows: (1) FOR approval of the proposal to amend our Certificate of Incorporation for the purpose of changing our Company’s name to “Montavo, Inc.” and increase our authorized number of shares of common stock and preferred stock and (2) in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder, with respect to any other matter that is properly brought before the meeting for action by shareholders. Proxies in the form enclosed are solicited by our Board for use at the Meeting.

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May I revoke my proxy?

As a holder of record of our shares, you may revoke your proxy and change your vote at any time prior to the Meeting by giving written notice of your revocation to our Chief Executive Officer, by signing another proxy card with a later date and submitting this later dated proxy to our Chief Executive Officer before or at the Meeting, or by voting in person at the Meeting. Please note that your attendance at the Meeting will not constitute a revocation of your proxy unless you actually vote at the Meeting. Giving a proxy will not affect your right to change your vote if you attend the Meeting and want to vote in person. We will pass out written ballots to any holder of record of our shares who wants to vote at the Meeting.

Any written notice of revocation or subsequent proxy should be sent to North Coast Partners, Inc., Attention: Brook Lang, Chief Executive Officer, 4957 Lakemont Blvd. SE, C-4 Suite #239, Bellevue, WA 98006, or hand delivered to our Corporate Secretary at or before the voting at the Meeting.

What does it mean if I receive more than one proxy card?

If your shares are registered differently or are held in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards to ensure that all of your shares are voted.

Will my shares be voted if I do not sign and return my proxy card?

If you are the record holder of your shares and do not return your proxy card, your shares will not be voted unless you attend the Meeting in person and vote your shares.

What is a quorum and what constitutes a quorum?

A “quorum” is the number of shares that must be present, in person or by proxy, in order for business to be conducted at the Meeting. The required quorum for the Meeting is the presence in person or by proxy of the holders of a majority of the Voting Shares issued and outstanding as of the Record Date. Since there is an aggregate of 12,720,000 Voting Shares issued and outstanding as of the Record Date, a quorum will be present for the Meeting if an aggregate of at least 6,360,001 Voting Shares is present in person or by proxy at the Meeting.

How many votes are required to approve the proposals?

The approval of each proposal herein requires the affirmative vote by the holders of a majority of Voting Shares that are present in person or by proxy at the Meeting, so long as a quorum is established at the Meeting. For example, if all 12,720,000 Voting Shares are present in person or by proxy at the Meeting, then each proposal must be approved by the affirmative vote of the holders of 6,360,001 Voting Shares. As another example, if only the required minimum quorum of 6,360,001 Voting Shares are present in person or by proxy at the meeting, each proposal must be approved by the affirmative vote of the holders of all such 6,360,001 Voting Shares.

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Who is paying for this proxy’s solicitation process?

The enclosed proxy is solicited on behalf of our Board, and we are paying for the entire cost of the proxy solicitation process. Copies of the proxy material will be given to banks, brokerage houses and other institutions that hold shares that are beneficially owned by others. Upon request, we will reimburse these banks, brokerage houses and other institutions for their reasonable out-of-pocket expenses in forwarding these proxy materials to the shareholders who are the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by our directors, officers, or other employees.

How can I find out the results of the voting at the Special Meeting?

We will announce preliminary voting results at the Meeting and publish final results in our Current Report on Form 8-K which will be filed with the Securities and Exchange Commission within four days after the Meeting.

How can shareholders communicate with our Board of Directors?

Company shareholders who want to communicate with our Board or any individual director may write to them c/o North Coast Partners, Inc., Attention: Brook Lang, Chief Executive Officer, 4957 Lakemont Blvd. SE, C-4 Suite #239, Bellevue, WA 98006. Your letter should indicate that you are a Company shareholder. Depending on the subject matter, our Chief Executive Officer will: (i) forward the communication to the director or directors to whom it is addressed; (ii) attempt to handle the inquiry directly, for example when the request is for information about the Company or is a stock-related matter; or (iii) not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. At each Board meeting, a member of management will present a summary of all communications received since the last meeting that were not forwarded to the director or directors to whom they were addressed, and shall make those communications available to our Board upon request.

PROPOSALS TO BE VOTED UPON

PROPOSAL NO. 1
CHANGE IN THE COMPANY’S NAME FROM “NORTH COAST PARTNERS, INC.” TO
“MONTAVO, INC.”

Our Board seeks the approval of the shareholders to amend our Certificate of Incorporation for the purpose of changing our Company name from North Coast Partners, Inc. to Montavo, Inc. Our Board has determined that it is in the best interests of our Company and its shareholders to change the name of the Company, in order to better reflect our proposed business activities, and to seek shareholder approval of such name change. As described in our Current Report on Form 8-K filed on May 9, 2008, following the consummation of the transactions contemplated by the Merger Agreement the Company will operate the current business of Montavo. The Board has approved an amendment to the Articles of Incorporation pursuant to which the first sentence of Article I of our Articles of Incorporation, which sets forth the name of the Company, will be amended in its entirety to provide as follows: “The name of the corporation is Montavo, Inc.”

Background

Our Company was incorporated under the laws of the State of Delaware on April 20, 1994. From incorporation until December 13, 2004 we had no operating history other than organizational matters. On December 13, 2004 we acquired all of the issued and outstanding shares of Trans Media Inc., a Wyoming corporation engaged in the production and distribution of musical compact discs and musical performances. Through Trans Media, we are engaged in the production and distribution of compact discs and musical performances targeted to the South Asian immigrant population in North America, and have to date completed the production of eight compact discs.

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In November 2007 we decided to engage in a new line of business in the mobile communications industry. Our objective was to become a mobile enabler, by identifying, deploying and commercializing innovative mobile applications and technologies to offer targeted brand messaging. We plan to utilize technological platforms for mobile advertising including, among other things, mobile coupon technology. In May 2008 we executed the Merger Agreement with Montavo, the developer of a mobile, location based services marketing application. Upon consummation of the transactions contemplated by the Merger Agreement, the Company will operate the current business of Montavo.

The Merger

Pursuant to the Merger Agreement, North Coast Acquisition Corp., a Delaware corporation and our wholly-owned subsidiary (“Acquisition Corp.”), will merge with and into Montavo, with Montavo surviving as our wholly-owned subsidiary. Upon the effective time of the merger, all of the issued and outstanding common stock of Montavo, other than the stock held by stockholders who properly demand appraisal rights of their shares, shall be exchanged for newly issued restricted shares of our Common Stock. It is anticipated that approximately 11,700,000 shares of Common Stock will be issued to the shareholders of Montavo at the closing of the merger. However, in the event that we do not consummate a merger or business combination with any other company within 90 days of the closing of the merger, the stockholders of Montavo will be entitled to receive additional shares of Common Stock, in excess to the 11,700,000 shares (the “Additional Shares”), such that upon the issuance of the Additional Shares the stockholders of Montavo will beneficially own, in the aggregate, sixty percent (60%) of our issued and outstanding shares of Common Stock on a fully diluted basis. In any such event, an aggregate of 7,920,000 Additional Shares would be issued to the stockholders of Montavo. As a result, the stockholders of Montavo would in such event hold a total of 19,620,000 shares of our Common Stock, representing a sixty percent (60%) majority of our issued and outstanding shares of Common Stock, on a fully diluted basis, and would, as a consequence, control our Company.

The Company is not currently contemplating a merger or business combination with any other company, we have not identified a potential target for any such merger or business combination and we are not conducting any negotiations with respect to any such merger or business combination.

Montavo’s audited financial statements for the years ended December 31, 2007 and 2006, Montavo’s unaudited financial statements as of March 31, 2008, and a pro-forma balance sheet dated February 29, 2008 reflecting the merger, are attached hereto as Appendix II. You are encouraged to review our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 9, 2008, which reports the terms of the merger. That report is available through EDGAR at www.sec.gov . The report required in this Proxy Statement regarding the business and financial condition of our Company before the consummation of the Merger Agreement is provided by reference to (i) our annual report on Form 10-KSB for the year ended August 31, 2007, a copy of which is attached to this Proxy Statement as Appendix III and incorporated herein by reference, (ii) our quarterly report on Form 10-QSB for the quarter ended November 30, 2007, a copy of which is attached to this Proxy Statement as Appendix IV and incorporated herein by reference, (iii) our quarterly report on Form 10-QSB for the quarter ended February 29, 2008, a copy of which is attached to this Proxy Statement as Appendix V and incorporated herein by reference, and (iv) our quarterly report on Form 10-QSB for the quarter ended May 31, 2008, a copy of which is attached to this Proxy Statement as Appendix VI and incorporated herein by reference.

Montavo’s Business

Montavo has developed technology that allows wireless subscribers to search a proprietary advertisement delivery system by category of service and location. The content is delivered to subscribers via mobile handsets, personal navigation devices or navigation devices installed in vehicles. Subscribers can download and view advertisements, redeem special incentives and obtain turn-by-turn directions to the nearest retail location.

Montavo’s core revenues will be derived from advertisers, who will be charged monthly fees for inclusion in Montavo permission based database, from click-through and redemption fees for the redemption of incentives, or from fees for the development of national campaigns for brand advertisers. Montavo will seek distribution agreements with advertisement campaign aggregators, including global advertising agencies, search-engine marketing optimization agencies, membership organizations and direct marketing organizations. Montavo also intends to employ a small team of account executives that will act as a sales force and seek and solicit clients among national and regional brand leaders.

Principal Products and Markets

Montavo’s mDeal-Finder mobile consumer client application can be used on mobile phones, personal navigation devices and factory-installed automobile navigation devices. The application enables end-user consumers on the go to access and find offers, including sales, discounts, coupons and new product launches, from their mobile wireless devices. Montavo’s advertisement delivery platform can also be used to disseminate advertising content to other mobile devices and mobile web sites, and it reports further dissemination directly to the advertising retailer, manufacturer or agency.

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Montavo’s mDeal-Finder end-user client application will be marketed to wireless carriers, handset manufacturers, personal and vehicle navigation device manufacturers and application aggregators, by a small team of dedicated account executives. The advertising media will be marketed to global advertising agencies, search engine market optimization agencies, membership organizations and direct marketing organizations, as well as national and regional brand leaders.

Montavo will hire a small team of experienced sales executives with prior relationships and experience in each of the market sectors (such as advertising agencies, retailers and brand name manufacturers), to expand upon the existing relationships Montavo has generated. Their compensation structures will consists of base salaries with incentive commission payments. The account executives will be attending various trade shows and conventions including, but not limited to, those held by the Mobile Marketing Association and the National Restaurants Association.

Montavo has executed its first two platform aggregation agreements, which provide for the distribution of Montavo’s end-user consumer application on three of the five major wireless carriers in the U.S. and several carriers and handset manufacturers in Europe. These agreements enable Montavo to integrate its system so that it operates within one platform instead of many individual handset operating systems.

Montavo’s main revenue source will be from advertising. Revenues from advertising are expected to include monthly fees for inclusion in Montavo’s permission based database, click-through and redemption rates for redemption of incentives or offers, and fees for the development of national campaigns for brand advertisers.

Seasonality

Higher revenues are expected in the first and last calendar quarters, as a result of increased advertising around the holiday season, and lower revenues are expected during the summer months.

Competition

There is substantial competition in the mobile marketing industry, including competition from well-established providers such as MSN, Google and Yahoo, and competition from smaller providers that focus specifically on the mobile environment, such as Admob, Jump Tap and Cellfire. Admob is a network of mobile web sites that display mobile banner advertisements generated by Admob’s advertising engine. JumpTap is a search engine designed for the mobile environment, which allows users to search the Internet using mobile phones instead of personal computers. Cellfire is a mobile coupon distributor, which allows advertisers to develop and publish mobile coupons through mobile phones.

Intellectual Property

Montavo currently has one patent application pending, entitled “Method and Distribution System for Location Based Wireless Presentation of Electronic Coupons” and, if necessary, Montavo plans to file continuation patent applications related to its proprietary mobile location based advertising delivery system technology. Montavo has also registered trademarks for “Montavo” and “mDeal-Finder.”

Employees

Montavo currently has nine full-time employees, including eight technical engineers and one management executive, and four part time employees, including two administration and accounting employees and two technical engineers. Montavo has also retained two consultants to advise in data management and near field communications.

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Properties

The Company has offices at 4957 Lakemont Blvd. SE, C-4 Suite #239, Bellevue, WA 98006 and has an engineering facility including a meeting room and server room. This space is provided at no cost by the chief development officer.

Legal Proceedings

To date, Montavo is not involved in any pending litigation, nor is Montavo aware of any pending or contemplated proceedings against it. Montavo knows of no legal proceedings pending or threatened, or judgments entered against any of its directors or officers in their capacity as such.

Montavo’s 2005 Stock Option Plan

In 2005 Montavo adopted its 2005 Stock Option Plan (the “Plan”). The Plan provides for the granting of stock options to employees of Montavo and to consultants for services rendered to Montavo. Options granted under the Plan may be either incentive stock options or nonqualified stock options. Incentive stock options (“ISO”) may be granted only to Montavo’s employees (including officers and directors who are also employees). Nonqualified stock options may be granted to employees and consultants. Options under the Plan may be granted for periods of up to ten years. The exercise price shall be as established by the plan administrator, provided that the exercise price for any ISO shall not be less than the fair market value per share of Montavo common stock at the time the option is granted. The exercise price of an ISO granted to a 10% shareholder shall not be less than 110% of the estimated fair value of the shares on the date of grant and such option is not exercisable more than five years from the date of the grant. The exercise price of an NSO may be less than, equal to or greater than the fair market value per share of Montavo’s common stock at the time the option is granted. Montavo reserved 1,000,000 shares of common stock for issuance under the Plan.

As of March 31, 2008 there were 805,000 shares of Montavo common stock issuable upon exercise of options granted pursuant to the Plan, and 195,000 shares remain available for future issuances under the Plan. The weighted-average exercise price of the outstanding options is $0.01.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of Montavo

Forward-Looking Statements

This Proxy Statement contains forward-looking information. Forward-looking information includes statements relating to future actions, future performance, costs and expenses, interest rates, outcome of contingencies, financial condition, results of operations, liquidity, business strategies, cost savings, objectives of management, and other such matters. The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking information to encourage companies to provide prospective information about themselves without fear of litigation, so long as that information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the information. Forward-looking information may be included in this Proxy Statement or may be incorporated by reference from other documents filed with the Securities and Exchange Commission. You can find many of these statements by looking for words including, for example, "believes," "expects," "anticipates," "estimates" or similar expressions in this Proxy Statement or in documents incorporated by reference in this Proxy Statement. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events.

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The forward-looking statements relating to Montavo’s operations are based on management's current expectations, estimates and projections about Montavo and the industry in which it operates. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In particular, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, Montavo’s actual results may differ materially from those contemplated by these forward-looking statements. Any differences could result from a variety of factors, including, but not limited to the following:

o Montavo's ability to successfully develop, market, and price its products and services;
o Montavo 's ability to hire and maintain the personnel necessary to run its operations;
o The level of consumer and advertiser spending for Montavo's products and services;
o The success of Montavo’s marketing and promotion programs in obtaining market acceptance for its products and services; and
o Market conditions affecting the prices of Montavo's products and services.

Plan of Operation

Until November 2007, we were engaged exclusively in the production and distribution of compact discs and musical performances targeted to the South Asian immigrant population in North America, through Trans Media Inc., a Wyoming corporation and our wholly-owned subsidiary. In November 2007 we began to seek a new line of business in the mobile communications industry. On May 7, 2008 we executed the Merger Agreement with Montavo, providing for the merger of Acquisition Corp. with and into Montavo with Montavo surviving as our wholly-owned subsidiary. Upon consummation of the transactions contemplated by the Merger Agreement, the Company will operate the current business of Montavo.

Montavo intends to launch its advertising media system in the third quarter of 2008, and integrate direct relationships in the mobile wireless marketplace and relationships with other mobile platforms in the fourth quarter of 2008. Montavo also plans to solidify relationships with advertising agencies and launch marketing efforts with retailers and national brand manufacturers during this period.

There is no public market for Montavo’s common stock. As of March 31, 2008, there were approximately 15 holders of Montavo’s common stock. Montavo has not paid any dividends on its outstanding common stock and does not expect to pay any dividends in the future.

Liquidity and Capital Resources

On March 31, 2008 Montavo had no cash and on December 31, 2007 it had $112. At December 31, 2007 and December 31, 2006, Montavo owed various lenders $297,500 and $237,500, respectively. These loans bear interest at 6% per annum and are convertible into Montavo common stock if Montavo completes an equity financing of at least $2 million. Subsequent to December 31, 2007, Montavo obtained additional loans in the amount of $117,500. In May 2008 all the lenders agreed to convert these loans immediately prior to the closing of the merger contemplated by the Merger Agreement. Each lender will receive two shares of Montavo common stock for every $1.00 of outstanding principal and accrued interest.

Results of Operations

To date Montavo has not generated any revenues. As shown in the accompanying financial statements, during the period from December 23, 2004 (inception) to March 31, 2008 Montavo incurred net losses in the amount of $897,761 and it had an accumulated deficit of $897,761 as of March 31, 2008. These conditions raise substantial doubt as to Montavo’s ability to continue as a going concern. As of the date of this Proxy Statement, Montavo believes that it will not be able to fund its operations, working capital requirements, and debt service requirements through the end of fiscal year 2008 through cash flows generated by operations.

Montavo’s operating expenses consist primarily of management and consulting fees, that are incurred in connection with the development and marketing of its technology.

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Three Months Ended March 31, 2008 Compared to Three Months Ended March 31, 2007

Operating expenses for the three month period ended March 31, 2008 were $123,423, as compared to $80,555 for the three months ended March 31, 2007. Net loss in the three month period ended March 31, 2008 was $129,219, as compared to $85,930 for the three months ended March 31, 2007. The increase in operating expenses and net losses in the three month period ended March 31, 2008 resulted primarily from significant marketing and development activities in that period.

Year Ended December 31, 2007 Compared to Year Ended December 31, 2006

Operating expenses for the year ended December 31, 2007 were $194,463, as compared to $312,802 for the year ended December 31, 2006. Net loss in the year ended December 31, 2007 was $227,096, as compared to $343,837 for the year ended December 31, 2006. The decrease in operating expenses and net losses in 2007 reflects the completion in 2006 of significant development and marketing efforts.

Off Balance Sheet Arrangements

Montavo does not have any off balance sheet arrangements.

OUR RECOMMENDATION TO SHAREHOLDERS
REGARDING PROPOSAL NO. 1

The Board has approved the proposal to amend our Certificate of Incorporation for the purpose of changing our name to Montavo, Inc., and recommends that our shareholders vote FOR approval of such amendment.

PROPOSAL NO. 2
INCREASE IN THE NUBMER OF AUTHORIZED SHARES OF COMMON STOCK

As of June 27, 2008, the record date for the Special Meeting, the authorized capital of Company consisted of 20,000,000 shares of Common Stock, $.001 par value, of which, 12,720,000 shares were outstanding, and 1,000,000 shares of Preferred Stock, par value, of which no shares are issued and outstanding. Currently, the Company has 13,080,000 shares of common stock issued and outstanding. The Board has approved the change in the Certificate of Incorporation of the Company to increase the number of authorized common stock from 20,000,000 shares to 100,000,000 shares of common stock. The text of the proposed amendment which contains the increase in the authorized common stock is attached hereto as Appendix I. The approval of this proposal will not affect total stockholder equity but will increase the authorized capitalization of the Company.

The Company is currently obligated to issue more shares than it is authorized to issue. Pursuant to the Merger Agreement by and among the Company, North Coast Acquisition Corp. and Montavo, Inc., upon the consummation of the merger 11,700,000 shares of our Common Stock will be issued to Montavo’s shareholders (or reserved to be issued pursuant to Montavo’s capital structure requirements on the date of the Merger Agreement) in exchange for all of the issued and outstanding common stock of Montavo, other than stock held by stockholders who properly demand appraisal rights of their shares. Furthermore, in the event that we do not consummate a merger or business combination with any other company within 90 days of the closing of the merger with Montavo, the stockholders of Montavo will be entitled to receive an aggregate of 7,920,000 additional shares of our Common Stock, as a result of which the stockholders of Montavo would beneficially own a total of 19,620,000 shares of our Common Stock, representing a sixty percent (60%) majority of our issued and outstanding shares of Common Stock on a fully diluted basis, and would, as a consequence, control our Company.

Currently, the Company does not have sufficient shares authorized to honor its obligations to Montavo’s shareholders. For the foregoing reason, the Company needs to increase its authorized share capital.

The additional Common Stock to be authorized by the proposed amendment would have rights identical to our currently outstanding Common Stock. Holders of our Common Stock are entitled to one vote per share on all matters submitted to a vote of our shareholders, including the election of directors, and except as otherwise required by law or as provided in any resolution adopted by our Board with respect to any series of preferred stock, the holders of such shares will exclusively possess all voting power. Holders of Common Stock do not have the right to cumulative voting for the election of directors. Subject to the preferential rights of any outstanding series of preferred stock, the holders of Common Stock will be entitled to such dividends as may be declared from time to time by our Board from funds legally available therefore and will be entitled to receive pro rata all of our assets available for distribution to such holders upon liquidation.

11

The Board further believes that it is in Company's best interests to increase the number of authorized shares of Common Stock in order to provide the Company with the flexibility to issue Common Stock without further action by the Company's stockholders (unless required by law or regulation) for such other corporate purposes as the Board may deem advisable. These purposes may include, among other things, the sale of shares to obtain additional capital funds, the purchase of property, the use of additional shares for various equity compensation and other employee benefit plans of the Company or of acquired companies, the acquisition of other companies, and other bona fide purposes.

OUR RECOMMENDATION TO SHAREHOLDERS
REGARDING PROPOSAL NO. 2

The Board has approved the change in the Certificate of Incorporation of Company from having 20,000,000 shares of common stock authorized to the change in the Certificate of Incorporation of Montavo, Inc. providing for 100,000,000 shares of common stock authorized and recommends that shareholders of the Company vote FOR approval of the increase in the number of authorized shares of common stock.

PROPOSAL NO. 3
INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK

The Company’s Board of Directors has approved a proposal to increase the authorized shares of Preferred Stock from 1,000,000 shares to 5,000,000 shares. As no class of Preferred Stock is currently outstanding, the Board of Directors believes that an increase in the authorized number of shares of Preferred Stock will provide the Company with greater flexibility to engage in transactions involving the issuance of Preferred Stock, such as financings and investment opportunities. The authorization of additional capital may have an anti-takeover effect, in that it may have the effect of discouraging unsolicited takeover bids, although that is not the intent of the Board of Directors. The Company does not currently have any plan or arrangement to issue any shares of Preferred Stock. The text of the proposed amendment which contains the increase in the authorized Preferred Stock is attached hereto as Appendix I.

OUR RECOMMENDATION TO SHAREHOLDERS
REGARDING PROPOSAL NO. 3

The Board has approved the change in the Certificate of Incorporation of Company from having 1,000,000 shares of preferred stock authorized to the change in the Certificate of the Company, providing for 5,000,000 shares of preferred stock authorized and recommends that shareholders of the Company vote FOR approval of the increase in the number of authorized shares of preferred stock.

OTHER BUSINESS
REGARDING PROPOSAL NO. 4

Our Board knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

12

DIRECTORS AND EXECUTIVE OFFICERS

All directors of our company hold office until the next annual general meeting of the stockholders or until their successors are elected and qualified. The officers of our company are appointed by our board of directors and hold office until their earlier death, retirement, resignation or removal. Our directors, executive officers and other significant employees, their ages, positions held and duration each person has held that position, are as follows:

Name	Age	Positions and Offices

Brook W. Lang	43	Chief Executive Officer

Robert Montesano	30	President and Director

Brian Conte	47	Chief Development Officer

Wong Peck Ling	36	Chief Financial Officer and Director

Brook W. Lang is a seasoned executive with over 20 years of experience in sales and marketing, financial management, operations, and product development capacities in high tech industries. In several Executive, Sr. Executive, Sales & Business Development, Advisory, Board, and Board Advisory roles, he has conducted business domestically in the U.S. and internationally in Europe and Asia building company relationships and working with industry trade and standards organizations.

In February 2003, Mr. Lang worked with L & S on several executive projects in the wireless industry helping launch products and services to the wireless, content, games, retail, distribution, and enterprise markets. In December of 2004 as part of these projects, Brook was actively recruited, together with some of his own IP to help lead Montavo, a wireless Location Based Services (LBS) mobile application company focused in the mobile search and advertising market. Mr. Lang works closely with the technology team to develop and evolve the technologies and is responsible for marketing, distribution and branding for Montavo applications targeting national/regional brand advertisers and small to medium sized local advertisers. Mr. Lang is also responsible for development of relationships with mobile software aggregators and global wireless carriers to offer private labeled solutions and other mobile marketing solutions.

Mr. Lang holds a Bachelor’s degree in Business Administration from the University of Washington.

Robert Montesano manages the administration and assists Mr. Lang in the marketing and distribution efforts. Robert has honed his abilities through the course of a successful and highly stable sales and marketing career. Robert has consistently advanced to positions of increased challenge and responsibility and is an effective communicator. In addition, he demonstrates a keen understanding of marketplace activities and trends and is skilled in handling key customer accounts.

From 1999 to 2005 he commenced his sales and marketing career at Sutton West where he was involved in real estate transactions with various clients. In 2005, Robert commenced working for Superior Product Designs where he set up an initial infrastructure to support sales efforts worldwide. Robert graduated from York University and received a Bachelor of Business Administration.

Brian Conte manages the development and technological aspects of Montavo’s mobile applications and solutions. He founded Fast Track with over 15 years of entrepreneurial experience and technology expertise. Mr. Conte was among the early employees of Microsoft, being the 225th employee hired and managed the development of Microsoft's first browser in 1985 and later founded hDC, the first Windows software company. Mr. Conte ran hDC, later named Express Systems, for 10 years before selling it to WRQ in 1996, where he remained as CTO. Mr. Conte spearheaded the development of one of WRQ's most successful products, Express 2000, which generated more than $10 million in its first year.

13

In 2002, Mr. Conte launched a development company with an office in India which currently has 35+ employees, specializing in Microsoft.NET Development for desktop and mobile platforms.

Mr. Conte designed and developed Fast Track’s Home Automation product line, which won Electronic House’s 2006 “Best Home of the Year” award in its debut year and was featured on the Discovery Channel.

Mr. Conte holds a BSE in Electrical Engineering and Computer Science from Princeton University. Satisfied requirements for Physics degree as well. Dean’s List, Graduated Cum Laude.

Wong Peck Ling has been our Chief Financial Officer and a director since January 30, 2004, and was our Chief Executive Officer from January 30, 2004 until December 13, 2004. From July 1992 to September 1995, Ms. Wong was an external auditor with Ernst & Young Public Accountants in Kuala Lumpur, Malaysia. In June 1997, Ms. Wong joined Insinger, a Labuan private management company and is presently an executive director. Ms. Wong is a member of the CPA Australia (CPA), a Chartered Accountant with the Malaysian Institute of Accountants. In July 1992, Ms. Wong graduated from Monash University in Melbourne, Australia with a Bachelor of Economics degree, majoring in Accounting.

Our officers and directors have not been affiliated with any company that has filed for bankruptcy within the last five years. We are not aware of any proceedings to which any of our officers or directors, or any associate of any such officers or directors, is a party adverse to our company or any of our subsidiaries or has a material interest adverse to it or any of its subsidiaries. There are no agreements with respect to the election of directors.

BOARD OF DIRECTORS AND COMMITTEES INFORMATION

Audit Committee Financial Expert. The Board of Directors has not established an audit committee and does not have an audit committee financial expert.

Code of Ethics. The Company has not adopted a Code of Ethics.

EXECUTIVE COMPENSATION

No director or officer of the Company has received compensation during the last three fiscal years. The Company does not have any employment or any similar agreements with its officers. No options were granted to any employee or executive officer during the year ended December 31, 2007.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires officers and Directors of the Company and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in their ownership with the Securities and Exchange Commission, and forward copies of such filings to the Company. We believe, based solely on our review of the copies of such forms and other written representations to us, that during the fiscal year ended December 31, 2007, all reporting persons complied with all applicable Section 16(a) filing requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of July 11, 2008, the number of shares of common stock of the Company beneficially owned by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of the Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

14

The percentages below are calculated based on 13,080,000 shares issued and outstanding on July 11, 2008. Unless indicated otherwise, all addresses below are c/o North Coast Partners, Inc., 4957 Lakemont Blvd. SE, C-4 Suite #239, Bellevue, WA 98006.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class

Brook W. Lang	0	0%

Robert Montesano	360,000	2.8%

Brian Conte	0	0%

Wong Peck Ling	1,612,000	12.3%

Stamford Bridge Holdings Limited (1)	1,612,000	12.3%

All directors and executive officers as a group (4 persons)	1,972,000	15.1%

(1)
Stamford Bridge Holdings Limited owns 1,612,000 shares of our common stock. Ms. Wong Peck Ling, our Chief Financial Officer and a director, is the sole shareholder of Stamford Bridge Holdings Limited and is deemed to beneficially own the shares owned by Stamford Bridge Holdings Limited.

If the Company consummates the transactions contemplated by the Merger Agreement, the Company will have 24,780,000 shares issued and outstanding, including the 13,080,000 currently issued and outstanding and the 11,700,000 to be issued to the shareholders of Montavo. Note, however, that the stockholders of Montavo will be entitled to receive additional shares of Common Stock, in excess to the 11,700,000 shares, such that upon the issuance of the Additional Shares the stockholders of Montavo will beneficially own, in the aggregate, sixty percent (60%) of our issued and outstanding shares of Common Stock on a fully diluted basis, if the Company does not consummate a merger or business combination with any other company within 90 days of the closing of the Merger Agreement. In any such event, an aggregate of 7,920,000 Additional Shares would be issued to the stockholders of Montavo and there would be a total of 32,700,000 shares of Common Stock outstanding. As a result, the stockholders of Montavo would in such event hold a total of 19,620,000 shares of our Common Stock, representing a sixty percent (60%) majority of our issued and outstanding shares of Common Stock, on a fully diluted basis, and would, as a consequence, control our Company.

The percentages below are calculated based on 24,780,000 and 32,700,000 shares of Common Stock issued and outstanding on a pro forma basis.

Name of Beneficial Owner	Amount of Beneficial Ownership Assuming 24,780,000 Shares Outstanding	Percentage of Class Assuming 24,780,000 Shares Outstanding	Amount of BeneficialOwnership Assuming 32,700,000 Shares Outstanding	Percentage of Class Assuming 32,700,000 Shares Outstanding

Brook W. Lang	1,026,472	4.1%	1,721,314	5.3%

Robert Montesano	360,000	1.5%	360,000	1.1%

Brian Conte	2,289,208	9.2%	3,838,826	11.7%

Wong Peck Ling	1, 612,000	6.5%	1,612,000	4.9%

Stamford Bridge Holdings Limited (1)	1, 612,000	6.5%	1,612,000	4.9%

Bret Nesland	2,518,786	10.2%	4,223,810	12.9%

Armada Capital LLC(2)	2,518,786	10.2%	4,223,810	12.9%

All directors and executive officers as a group (4 persons)	7,806,466	31.5%	7,532,140	23.0%

(1)
Stamford Bridge Holdings Limited owns 1, 612,000 shares of our Common Stock. Ms. Wong Peck Ling, our Chief Financial Officer and a director, is the sole shareholder of Stamford Bridge Holdings Limited and is deemed to beneficially own the shares owned by Stamford Bridge Holdings Limited.

(2)
Armada Capital LLC will own 2,518,786 shares of our Common Stock if the merger with Montavo is completed and 4,223,810 shares of our Common Stock if we do not consummate a merger or business combination with any other company within 90 days of the closing of the Merger Agreement. Mr. Bret Nesland is the sole shareholder and director of Armada Capital LLC and may be deemed to beneficially own any shares of our Common Stock issued to Armada Capital LLC.

15

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have not been a party to any transaction, proposed transaction or series of transactions in which the amount involved exceeded $60,000, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holders or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.

SHAREHOLDER PROPOSALS

Shareholders of our Company may submit proposals to be considered for shareholder action at the Meeting if they do so in accordance with applicable regulations of the SEC and the laws of the State of Delaware. In order to be considered for inclusion in the Proxy Statement for the meeting, our Chief Executive Officer must receive proposals no later than August 5, 2008. Shareholder proposals should be addressed to North Coast Partners, Inc., Attn: Chief Executive Officer, 4957 Lakemont Blvd. SE, C-4 Suite #239, Bellevue, WA 98006.

OTHER MATTERS

As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

North Coast Partners, Inc.
4957 Lakemont Blvd. SE
C-4 Suite #239
Bellevue, WA 98006

By Order of the Board of Directors,

/s/ Brook W. Lang
Brook W. Lang
Chief Executive Officer and Director

August 6, 2008
16

APPENDICES

Appendix I	Certificate of Amendment to the Certificate Of Incorporation of North Coast Partners, Inc.

Appendix II	(a) Financial Statements of Montavo, Inc.

(1)	Report of Independent Registered Public Accounting Firm dated July 10, 2008

(2)	Balance Sheets dated as of December 31, 2007 and 2006 (audited)

(3)	Statements of Expenses for the fiscal years ended December 31, 2007 and 2006 and for the period from December 23, 2004 (inception) to December 31, 2007 (audited)

(4)	Statements of Changes in Stockholders’ Deficit for the period from December 23, 2004 (inception) to December 31, 2007 (audited)

(5)	Statements of Cash Flows for the fiscal years ended December 31, 2007 and 2006 and for the period from December 23, 2004 (inception) to December 31, 2007 (audited)

(6)	Balance Sheets dated as of March 31, 2008 and December 31, 2007 (unaudited)

(7)	Statements of Expenses for the three months ended March 31, 2008 and 2007 and for the period from December 23, 2004 (inception) to March 31, 2008 (unaudited)

(8)	Statements of Changes in Stockholders’ Deficit for the three months ended March 31, 2008 (unaudited)

(9)	Statements of Cash Flows for the three months ended March 31, 2008 and 2007 and for the period from December 23, 2004 (inception) to March 31, 2008 (unaudited)

(b)	Pro forma financial information

(1)	Pro forma Combined Balance Sheet (unaudited)

Appendix III	Annual Report, on Form 10-KSB, of North Coast Partners, Inc. for the Fiscal Year Ended August 31, 2007.

Appendix IV	Quarterly Report, on Form 10-QSB, of North Coast Partners, Inc. for the Quarterly Period Ended November 30, 2007

Appendix V	Quarterly Report, on Form 10-QSB, of North Coast Partners, Inc. for the Quarterly Period Ended February 29, 2008

Appendix VI	Quarterly Report, on Form 10-QSB, of North Coast Partners, Inc. for the Quarterly Period Ended May 31, 2008

17

NORTH COAST PARTNERS, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
AUGUST 25, 2008

The undersigned, a shareholder of North Coast Partners, Inc. (the "Company"), does hereby appoint Brook W. Lang, as the attorney and proxy of the undersigned, with power of substitution, for and on behalf of the undersigned, and to attend the Special Meeting of Shareholders of the Company to be held on August 25, 2008, at 10:00 a.m., at 400 112th Avenue NE, Suite # 140, Bellevue, WA 98004 (the "Special Meeting"), to represent the undersigned at the Special Meeting, and there to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Special Meeting, in any manner and with the same effect as if the undersigned were personally present at the Special Meeting, and the undersigned hereby authorizes and instructs the above named proxies to vote as specified below.

The shares represented by this Proxy will be voted only if this Proxy is properly executed and timely returned. In that event, such shares will be voted in the manner directed herein. If no direction is made on how you desire your shares to be voted, the Proxy holder will have complete discretion in voting the shares on any matter voted on at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE FOLLOWING:

The shares represented by this Proxy shall be voted in the following manner:

1.  Approval of the proposal to amend the Certificate of Incorporation for the purpose of changing the name of the Company to Montavo, Inc.

FOR	AGAINST	WITHOLD
[ ]	[ ]	[ ]

2.  Approval of the proposal to amend the Certificate of Incorporation for the purpose of increasing the number of authorized common stock from 20,000,000 to 100,000,000.

FOR	AGAINST	WITHOLD
[ ]	[ ]	[ ]

3. Approval of the proposal to amend the Certificate of Incorporation for the purpose of increasing the number of authorized preferred stock from 1,000,000 to 5,000,000.

FOR	AGAINST	WITHOLD
[ ]	[ ]	[ ]

4.  In the discretion of the persons acting as proxies, on such other matters as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

The undersigned does hereby revoke any Proxy previously given with respect to the shares represented by this Proxy.

NOTE: As to shares held in joint names, each joint owner should sign. If the signer is a corporation, please sign full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person. If signing as attorney, executor, administrator, trustee, guardian, or in other representative capacity, please give full title as such.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROPERLY RETURN IT USING THE ENCLOSED ENVELOPE.

Number of Shares Owned: _________________________________

Dated: ________________, 2008	Signature:	________________________________
	Name:	________________________________
	Address:	________________________________
Dated: ________________, 2008	Signature:	________________________________
	Name:	________________________________
	Address:	________________________________

18

Appendix I

CERTIFICATE OF AMENDMENT
TO
THE CERTIFICATE OF INCORPORATION
OF
NORTH COAST PARTNERS, INC.

The undersigned, for purposes of amending the Certificate of Incorporation (the “ Certificate”) of North Coast Partners, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST :   The name of the corporation is North Coast Partners, Inc. (the “Corporation”), and the date of incorporation was April 20, 1994.

SECOND:  That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment to the Certificate to change the name of the Corporation and to increase the number of authorized capital stock of the Corporation, and declaring that said amendment to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED , that the Certificate of Incorporation of the Corporation be amended by changing Article FIRST, so that, as amended said Article shall be read as follows:

“The name of the Corporation is Montavo, Inc.”

and it is further

RESOLVED , that the Certificate of Incorporation of the Corporation be amended by changing Article FOURTH, so that, as amended said Article shall be read as follows:

“The total number of shares of stock which the Corporation shall have authority to issue is 100,000,000, which shall consist of (i) 99,000,000 shares of common stock, $.001 par value per share (the "Common Stock"), and (ii) 5,000,000 shares of preferred stock, $.001 par value per share (the "Preferred Stock").

The Preferred Stock may be issued in one or more series, from time to time, with each such series to have such designation, relative rights, preferences or limitations, as shall be stated and expressed in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation (the "Board"), subject to the limitations prescribed by law and in accordance with the provisions hereof, the Board being hereby expressly vested with authority to adopt any such resolution or resolutions. The authority of the Board with respect to each series of Preferred Stock shall include, but not be limited to, the determination or fixing of the following:

(i) The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board increasing such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board;

(ii) The dividend rate of such series, the conditions and time upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of Stock or series thereof, or any other series of the same class, and whether such dividends shall be cumulative or non-cumulative;

(iii) The conditions upon which the shares of such series shall be subject to redemption by the Corporation and the times, prices and other terms and provisions upon which the shares of the series may be redeemed;

(iv) Whether or not the shares of the series shall be subject to the operation of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if such retirement or sinking fund be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

(v) Whether or not the shares of the series shall be convertible into or exchangeable for shares of any other class or classes, with or without par value, or of any other series of the same class, and, if provision is made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

(vi) Whether or not the shares of the series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(vii) The rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or upon the distribution of assets of the Corporation; and

(viii) Any other powers, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the shares of such series, as the Board may deem advisable and as shall not be inconsistent with the provisions of this Articles of Incorporation.

The holders of shares of the Preferred Stock of each series shall be entitled to receive, when and as declared by the Board, out of funds legally available for the payment of dividends, dividends (if any) at the rates fixed by the Board for such series before any cash dividends shall be declared and paid or set apart for payment, on the Common Stock with respect to the same dividend period.

The holders of shares of the Preferred Stock of each series shall be entitled, upon liquidation or dissolution or upon the distribution of the assets of the Corporation, to such preferences as provided in the resolution or resolutions creating such series of Preferred Stock, and no more, before any distribution of the assets of the Corporation shall be made to the holders of shares of the Common Stock. Whenever the holders of shares of the Preferred Stock shall have been paid the full amounts to which they shall be entitled, the holders of shares of the Common Stock shall be entitled to share ratably in all remaining assets of the Corporation.”

THIRD: That the foregoing amendment was duly adopted by the Board of Directors and by the stockholders of the Corporation in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned, being a duly authorized officer of the Corporation, does hereby execute this Amendment to the Certificate this ___ day of __________, 2008.

By:
Name:
Title:

Appendix II

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Montavo, Inc.
(A Development Stage Company)
Bellevue, Washington

We have audited the accompanying balance sheets of Montavo, Inc. as of December 31, 2007 and 2006, and the related statements of expenses, cash flows and changes in stockholders’ deficit for the years then ended and the period from December 23, 2004 (inception) through December 31, 2007. These financial statements are the responsibility of Montavo’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Montavo, Inc., as of December 31, 2007 and 2006, and the results of its operations and its cash flows for the periods described in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Montavo will continue as a going concern. As discussed in Note 2 to the financial statements, Montavo has suffered recurring losses from operations which raises substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

MALONE & BAILEY, PC
Malone & Bailey, PC
www.malone-bailey.com
Houston, Texas

July 10, 2008

MONTAVO, INC.
(A Development Stage Company)
BALANCE SHEETS

	December 31,	December 31,
	2007	2006

ASSETS
Current assets:
Cash	$112	$-

Long-term assets
Software developed for internal use	110,588	89,415
Patent pending	27,378	23,167

Total assets	$138,078	$112,582

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
Bank overdraft	$-	$5,413
Accounts payable	64,422	36,630
Accounts payable - related party	274,334	132,414
Accrued interest	29,603	6,500
Shareholder advances	37,510	37,555
Bridge round loans, net of discount of $0 and $877, respectively.	297,500	236,623

Total current liabilities	703,369	455,135

Commitments	-	-

Stockholders' deficit:
Preferred stock, $.001 par value, 30,000,000 shares authorized
none issued and outstanding	-	-
Common stock, $.001 par value, 70,000,000 shares authorized,
6,000,000 shares issued and outstanding, December 31, 2007 and 2006	6,074	6,059
Additional paid in capital	197,177	192,834
Deficit accumulated during the development stage	(768,542)	(541,446)
Total stockholders' deficit	(565,291)	(342,553)

Total liabilities and stockholders' deficit	$138,078	$112,582

See accompanying summary of accounting policies and notes to financial statements.

MONTAVO, INC.
(A Development Stage Company)
STATEMENTS OF EXPENSES

			December 23, 2004
	Year ended		(Inception) to
	December 31,		December 31,
	2007	2006	2007

Operating expenses	$194,463	$312,802	$703,689

Net loss from operations	(194,463)	(312,802)	(703,689)

Interest expense	(32,633)	(31,035)	(64,853)

Net loss	$(227,096)	$(343,837)	$(768,542)

Basic and diluted net loss per share	$(0.04)	$(0.06)	N/A

Weighted average shares outstanding	6,000,000	6,000,000	N/A

See accompanying summary of accounting policies and notes to financial statements.

MONTAVO, INC.
(A Development Stage Company)
STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIT
Period from December 23, 2004 (Inception) through December 31, 2007

	Number of Common Shares Issued	Common Stock at Par Value	Additional Paid-in Capital	Deficit accumulated during the development stage	Total
Issuance of founder shares for cash December 23, 2004	3,000,000	$3,000	$68,061	$-	$71,061

Balances, December 31, 2004	3,000,000	3,000	68,061	-	71,061

Issuance of common stock for services July	3,000,000	3,000	68,061		71,061

Options and warrants issued for services in:
February			1,730		1,730
March			1,551		1,551
April			680		680
May			237		237
June			125		125
December			47		47

Imputed interest on shareholder advances			533		533

Net loss				(197,609)	(197,609)

Balances, December 31, 2005	6,000,000	6,000	141,025	(197,609)	(50,584)

Shares issued for cash:
April	5,000	5	113		118
May	15,000	15	340		355
August	16,250	16	369		385
October	12,500	12	284		296
November	8,750	9	199		208
December	1,875	2	42		44

Options and warrants issued for services in:
February			3,241		3,241
March			3,552		3,552
April			89		89
June			2,211		2,211
July			142		142
August			49		49
September			79		79
Vesting of prior period options and warrants			2,147		2,147

Shares issued by shareholders on behalf of Montavo for modification of loan terms accounted for as a acontribution to capital			37,899		37,899

Imputed interest on shareholder advances			1,053		1,053

Net loss				(343,837)	(343,837)

Balances, December 31, 2006	6,059,375	6,059	192,834	(541,446)	(342,553)

Shares issued for cash:
January	8,750	9	198		207
April	6,250	6	142		148

Options and warrants issued for services in:
January			710		710
Vesting of prior period options and warrants			2,146		2,146

Imputed interest on shareholder advances			1,147		1,147

Net loss				(227,096)	(227,096)

Balances, December 31, 2007	6,074,375	$6,074	$197,177	$(768,542)	$(565,291)

See accompanying summary of accounting policies and notes to financial statements.

MONTAVO, INC.
(A Development Stage Company)
STATEMENTS OF CASH FLOWS

			December 23, 2004
	Year ended		(Inception) to
	December 31,		December 31,
	2007	2006	2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(227,096)	$(343,837)	$(768,542)
Adjustments to reconcile net loss to net
cash used in operating activities:
Amortization of discount on notes payable	1,232	529	1,761
Issuance of common stock for services	-	-	71,061
Shares issued for modification debt terms		37,899	37,899
Option and warrant expense	2,856	11,510	18,736
Imputed interest	1,147	1,053	2,733
Changes in:
Accounts payable	27,792	17,310	64,422
Accounts payable related party	120,746	22,000	163,746
Accrued interest	23,103	6,500	29,603
Net cash used in operating activities	(50,220)	(247,036)	(378,581)

CASH FLOWS FROM INVESTING ACTIVITIES
Investment in patent	(4,210)	(15,287)	(27,378)
Net cash used in investing activities	(4,210)	(15,287)	(27,378)

CASH FLOWS FROM FINANCING ACTIVITIES:
Bank overdraft	(5,413)	5,413	-
Proceeds from sales of common stock	355	1,406	72,822
Net shareholder advances	(45)	4,100	17,491
Proceeds from notes payable	167,145	250,103	423,258
Payments on notes payables	(107,500)	-	(107,500)
Net cash provided by financing activities	54,542	261,022	406,071

NET CHANGE IN CASH AND CASH EQUIVALENTS	112	(1,301)	112

CASH AND CASH EQUIVALENTS, beginning of period	-	1,301	-

CASH AND CASH EQUIVALENTS, end of period	$112	$-	$112

Supplemental cash flow disclosures:
Cash paid for income taxes	$-	$-	$-
Cash paid for interest	-	-	-

Noncash investing and financing activities
Seller financed software developed for internal use	21,174	66,870	110,588

See accompanying summary of accounting policies and notes to financial statements.

MONTAVO, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Business Activity

Montavo, Inc. (the “Company” or “Montavo”) is a Washington corporation formed on December 23, 2004 and has developed a mobile Location Based Services marketing solution for wireless carriers, mobile handsets manufacturers, wireless carrier and device software aggregators, personal navigation device manufacturers, and vehicle manufacturers. Montavo has a patent pending software technology filed for “method and distribution system for location based wireless presentation of electronic coupons”.

This summary of significant accounting policies of Montavo is presented to assist in understanding the financial statements. The financial statements and notes are representations of management, who are responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements. The following items comprise the significant accounting policies of Montavo.

Basis of Accounting

Montavo maintains its accounts on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America. Accounting principles followed by Montavo and the methods of applying those principles, which materially affect the determination of financial position, results of operating and cash flows are summarized below.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents includes cash on hand, cash in banks and all highly liquid investments with original maturities of three months or less at the time of purchase.

Net Loss Per Share

Basic and diluted net loss per share calculations are calculated on the basis of the weighted average number of common shares outstanding during the year. The per share amounts include the dilutive effect of common stock equivalents in years with net income. Montavo had losses in 2007 and 2006. Basic and diluted loss per share is the same as the effect of our potential common stock equivalents would be anti dilutive.

Debt Discounts

Debt discounts are being amortized through periodic charges to interest expense over the maximum term of the related financial instrument using the effective interest method. Total amortization of debt discounts amounted to $1,232 and $529 during the years ended December 31, 2007 and 2006, respectively.

Software Developed for Internal Use

Software development costs for internal use are capitalized in accordance with Statement of Position 98-1, “Accounting for the Cost of Computer Software Developed or Obtained for Internal Use” and, once placed in service, amortized using the straight-line method over the estimated useful life. Montavo is currently developing proprietary Deal-Finder mobile search and mobile advertising media technology. Montavo has capitalized costs for internally developed software totaling $110,588 and $89,415 as of December 31, 2007 and 2006, respectively. As of December 31, 2007, the software was still under development and has not been placed in service and therefore amortization has not yet begun.

Patents

The cost of patents represents amounts paid to third parties, including legal costs associated with successfully defending or obtaining the patents. Amortization will be calculated on a straight-line basis over the estimated useful life of the related asset. If patent applications are unsuccessful, cost associated with these patents is expensed immediately. Montavo has a patent pending technology filed for “method and distribution system for location based wireless presentation of electronic coupons”. Montavo has capitalized costs for patent-related legal fees totaling $27,378 and $23,167 as of December 31, 2007 and 2006, respectively. As of December 31, 2007, the patent is still pending and therefore amortization has not yet begun.

Federal Income Tax

Income tax expense is based on reported earnings before income taxes. Deferred income taxes reflect the impact of temporary differences between assets and liabilities recognized for consolidated financial reporting purposes and such amounts recognized for tax purposes, and are measured by applying enacted tax rates in effect in years in which the differences are expected to reverse.

Black−Scholes Valuation Model

Montavo used the Black−Scholes pricing model to determine the fair values of its options and warrants. The model uses market sourced inputs such as interest rates, stock prices, and option volatilities, the selection of which requires management's judgment, and which may impact net income or loss. Montavo uses a risk free interest rate which is the U. S. Treasury bill rate for a security with a maturity that approximates the estimated expected life of the derivative or security.

Stock Based Compensation

Montavo records compensation expense associated with stock options and other forms of equity compensation are accordance with Statement of Financial Accounting Standards (“SFAS”) No.123R, Share−Based Payment, as interpreted by SEC Staff Accounting Bulletin No. 107.

Stock issued to employees are recorded at the fair value on the date of grant and recognized as compensation expenses over the applicable requisite service period. Warrants granted to non−employees are recorded at the estimated fair value of the options granted using the Black Scholes pricing model and recognized as general and administrative expense over the applicable requisite service period.

Recently Issued Accounting Pronouncements

In September 2006, the FASB issued SFAS 157, “Fair Value Measurements.” This standard defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007. Early adoption is encouraged. The adoption of SFAS 157 is not expected to have a material impact on the financial statements. There were various other accounting standards and interpretations issued during 2007, none of which are expected to have a material impact on the Montavo’s financial position, operations or cash flows.

NOTE 2 – GOING CONCERN

As shown in the accompanying consolidated financial statements, Montavo incurred net losses from operations and has an accumulated deficit and a working capital deficit as of December 31, 2007. These conditions raise substantial doubt as to Montavo’s ability to continue as a going concern. As of the date of this report, Montavo believes that it will not be able to fund its operations, working capital requirements, and debt service requirements through fiscal year 2008 through cash flows generated by operations. The financial statements do not include any adjustments that might be necessary if Montavo is unable to continue as a going concern.

NOTE 3 – RELATED PARTY TRANSACTIONS

Montavo recorded management fees totaling $140,801 and $142,512 to a shareholder for his services rendered during the years ended December 31, 2007 and 2006, respectively. At December 31, 2007 and 2006, $163,746 and $43,000 of these fees are unpaid.

In addition, Montavo recorded software development costs totaling $66,871 and $21,174 to a shareholder for software development services for the years ended December 31, 2007 and 2006, respectively. As of December 31, 2007 there have been no payments on these fees. The amounts are secured by all of the assets of Montavo. The amounts are convertible into common stock of Montavo if Montavo sells $250,000 or more of Series A Convertible Preferred Stock in an equity financing. If triggered, the amounts owed would be converted at the same price per share as the equity financing. At December 31, 2007 and 2006, $110,588 and $89,414 of these fees are unpaid.

In 2007, shareholders made interest bearing loans to Montavo totaling $107,500. The loans were secured by all of Montavo’s assets. Interest expense on these loans was calculated at 6%, and $4,727 was charged to interest expense in 2007. Montavo repaid the loans in full in 2007.

In the years ended December 31, 2005, 2006, and 2007, a shareholder made non-interest bearing, unsecured loans to Montavo totaling $13,436, $4,100, and $455, respectively. Interest expense on these loans has been imputed at 6%, and $533, $1,053, and $1,147 was charged to interest expense and credited to additional paid in capital for the years ended December 31, 2005, 2006, and 2007, respectively.

In the years ended December 31, 2006 and 2005, a shareholder made interest bearing, unsecured loans to Montavo totaling $6,000 and $14,000, respectively. Interest expense on these loans was calculated at 6%, and $19, $1,081, and $1,200 was charged to interest expense in the years ended December 31, 2005, 2006, and 2007, respectively.

At December 31, 2007 and 2006 these shareholder advances totaled $37,510 and $37,555 respectively.

Montavo has office space in Bellevue, Washington. This space is provided at no cost by the chief development officer on a month to month basis.

NOTE 4 – BRIDGE LOANS

At December 31, 2007 and 2006, Montavo owed various lenders $297,500 and $237,500, respectively, identified on the Balance Sheet as one year unsecured “bridge loans.” During 2007 and 2006, Montavo issued $60,000 and $237,500 of bridge loan notes with 15,000 and 59,375 shares of common stock, respectively. The fair value of the shares totaled $1,406 and $355, and have been accounted for as a discount to the notes. The discounts have been amortized over the one year maturity of the loans. A summary of the loans is as follows:

	2007	2006
Face value of bridge loans	$297,500	$237,500
Less: discount	(1,761)	(1,406)
Add: amortization of discount	1,761	529
Carrying value of bridge loans	$297,500	$236,623

The bridge loans bear interest at 6% per annum and are convertible into Montavo common stock if Montavo completes an equity financing of at least $2 million. The conversion would be calculated by dividing the principal (and accrued interest at the option of Montavo) by 70% of the price per share of the common shares pursuant to equity financing. Montavo evaluated the instruments under SFAS 133 and EITF 00-19 for derivative accounting and determined the instruments met equity criteria and therefore were not derivatives. Montavo also evaluated the instruments under EITF’s 98-5 and 00-27 and determined the conversion feature was contingent on a future event and could not be fully evaluated until the event occurred. If a change in control of Montavo or a merger occurs, the holder shall receive the greater of 1.5 times the principal and interest on the note, or the consideration payable if the number of shares into which the principal and interest would convert, based on a $10 million pre-money valuation of the Company immediately prior to change of control or merger.

In May 2008, in anticipation of a merger, the bridge loan investors agreed to convert the bridge loans immediately prior to the closing of the merger. Each holder will receive two shares of common stock for every $1.00 of principal and accrued interest.

Accrued interest of $22,576 and $5,357 has been accrued for December 31, 2007 and 2006, respectively, relating to the bridge loans.

NOTE 5 – INCOME TAXES

Montavo incurred net losses since inception and, therefore, had no tax liability. The net deferred tax asset generated by the loss carry forward has been fully reserved. The cumulative net operating loss carry forward is approximately $638,000 and $415,000 at December 31, 2007 and 2006, respectively and will expire in the years 2025 through 2027.

At December 31, 2007 and 2006 the deferred tax assets consisted of the following:

	2007	2006
Net operating loss	$217,000	$141,000
Less: Valuation allowance	(217,000)	(141,000)
Net deferred tax asset	$-	$-

NOTE 6 – COMMON STOCK

On December 23, 2004, 3,000,000 shares of common stock were issued to the founders for cash totaling $71,061.

In July 2005, 3,000,000 shares of common stock were issued for services. The shares had a fair value of $71,061 and were expensed when issued.

In 2005, the company issue 59,000 shares of common stock in conjunction with Bridge loan notes totaling $237,500. The proceeds allocated to the stock were $1,406.
In 2006, the company issued 15,000 shares of common stock in conjunction with Bridge loan notes totaling $60,000, The proceeds allocated to the stock was $355.

On April 21, 2006, the two directors transferred 1,600,000 shares of common stock to a note holder for the modification of loan terms, the due date on selected notes were extended for one year. These shares had a fair value of $37,899 and have been accounted for as an expense and a contribution to capital.

NOTE 7 – OPTIONS AND WARRANTS

In 2005 Montavo adopted the 2005 Stock Option Plan (“the Plan”). The Plan provides for the granting of stock options to employees and consultants for services rendered to the Company. Options granted under the Plan may be either incentive stock options or nonqualified stock options. Incentive stock options (“ISO”) may be granted only to Company employees (including officers and directors who are also employees). Nonqualified stock options (“NSO”) may be granted to employees and consultants. Montavo reserved 1,000,000 shares of common stock for issuance under the Plan.

Options under the Plan may be granted for periods of up to ten years. The exercise price shall be as established by the Plan Administrator, provided that the exercise price for any ISO shall not be less than the fair market value per share of the Common Stock at the time the option is granted. The exercise price of an ISO granted to a 10% shareholder shall not be less than 110% of the estimated fair value of the shares on the date of grant and such option is not exercisable more than five years from the date of the grant. The exercise price of an NSO may be less than, equal to or greater than the fair market value per share of the Common Stock at the time the option is granted.

Montavo granted options for services with all options vesting one year from the date of grant as follows:

Year of Grant	Number of Options	Exercise Price	Fair value	Expensed in 2005	Expensed in 2006	Expensed in 2007	Future expense
2005	230,000	$.01	$5,450	$3,304	$2,147	$-	$-
2006	480,000.01		11,366	-	9,220	2,146	-
2007	30,000.01		710	-	-	710	-
Totals	740,000		17,526	3,304	11,367	2,857	-

The following table summarizes common stock options issued and outstanding:

	Options	Weighted average exercise price	Aggregate intrinsic value	Weighted average remaining contractual life (years)

Outstanding at January 1, 2005	-	$-	$-	-
Granted	230,000	0.01
Exercised	-	-
Forfeited	-	-
Expired	-	-

Outstanding at December 31, 2005	230,000	0.01	2,300	9.0

Granted	480,000	0.01
Exercised	-	-
Forfeited	-	-
Expired	-	-

Outstanding at December 31, 2006	710,000	0.01	7,100	9.0

Granted	30,000	0.01
Exercised	-	-
Forfeited	-	-
Expired	-	-

Outstanding at December 31, 2007	740,000	$0.01	$7,400	8.0

Options exercisable at December 31, 2007

Exercise Price	Number of shares	Weighted average remaining life (years)	Exercisable number of shares
$.01	740,000	8.0	740,00

Montavo granted warrants for services with vesting ranging from immediately to six months as follows:

Year of Grant	Number of Options	Exercise Price	Fair value	Expensed in 2005	Expensed in 2006	Expensed in 2007	Future expense
2005	45,000	$.01	$1,066	$1,066	$-	$-	$-
2006	6,000.01		143	-	143	-	-
2007	-	.01	-	-	-	-	-
Totals	51,000		1,209	1,066	143	-	-

The following table summarizes common stock warrants issued and outstanding:

	Warrants	Weighted average exercise price	Aggregate intrinsic value	Weighted average remaining contractual life (years)

Outstanding at January 1, 2005	-	$-	$-	-
Granted	45,000	0.01
Exercised	-	-
Forfeited	-	-
Expired	-	-

Outstanding at December 31, 2005	45,000	0.01	450	9.0

Granted	6,000	0.01
Exercised	-	-
Forfeited	-	-
Expired	-	-

Outstanding at December 31, 2006	51,000	0.01	510	8.0

Granted	-	0.01
Exercised	-	-
Forfeited	-	-
Expired	-	-

Outstanding at December 31, 2007	51,000	$0.01	$510	7.4

Warrants exercisable at December 31, 2007

Exercise Price	Number of shares	Weighted average remaining life (years)	Exercisable number of shares
$.01	51,000	7.4	51,00

NOTE 8 – SUBSEQUENT EVENTS

Subsequent to December 31, 2007, Montavo issued $117,500 of additional bridge loans with 29,375 shares of common stock. The shares have a fair value of $696, and have been treated as a discount to the bridge loans.

During January 2008, 2,000,000 shares of common stock were issued for services. These shares have a fair value of $47,374.

Subsequent to December 31, 2007, Montavo granted 65,000 options that vest over one year with an exercise price of $.01 for services and 175,000 warrants that vest immediately with an exercise price of $.01 for services.

In May 2008, Montavo agreed to convert all amounts due under the bridge loans into common stock of Montavo at $.50 per share if Montavo closes on a merger with North Coast Partners, Inc. The Montavo common shares would then be converted on a one for one basis into North Coast shares.

In April 2008, Montavo granted to 150,000 warrants that vest immediately with an exercise price of $0.00001 in consideration for legal service provided in connection with the Merger. The fair value of the award was $3,555 with all of it expensed immediately.

MONTAVO, INC.
(A Development Stage Company)
BALANCE SHEETS
(Unaudited)

	March 31,	December 31,
	2008	2007

ASSETS
Current assets:
Cash	$-	$112

Long-term assets
Software developed for internal use	111,159	110,588
Patent pending	41,367	27,378

Total assets	$152,526	$138,078

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
Bank overdraft	$24,724	$-
Accounts payable	110,216	64,422
Accounts payable - related party	274,905	274,334
Accrued interest	34,438	29,603
Shareholder advances	37,510	37,510
Bridge round loans, net of discount of $97 and $0, respectively.	314,903	297,500

Total current liabilities	796,696	703,369

Commitments	-	-

Stockholders' deficit:
Preferred stock, $.001 par value, 30,000,000 shares authorized none issued and outstanding	-	-
Common stock, $.001 par value, 70,000,000 shares authorized, 8,000,000 and 6,000,000 shares issued and outstanding at March 31, 2008 and December 31, 2007 respectively	8,079	6,074
Additional paid in capital	245,512	197,177
Deficit accumulated during the development stage	(897,761)	(768,542)
Total stockholders' deficit	(644,170)	(565,291)

Total liabilities and stockholders' deficit	$152,526	$138,078

MONTAVO, INC.
(A Development Stage Company)
STATEMENTS OF EXPENSES
(Unaudited)

			December 23, 2004
	Three months ended		(Inception) to
	March 31,		March 31,
	2008	2007	2008

Operating expenses	$123,423	$80,555	$827,112

Net loss from operations	(123,423)	(80,555)	(827,112)

Interest expense	(5,796)	(5,375)	(70,649)

Net loss	$(129,219)	$(85,930)	$(897,761)

Basic and diluted net loss per share	$(0.02)	$(0.01)	N/A

Weighted average shares outstanding	7,934,066	6,000,000	N/A

MONTAVO, INC.
(A Development Stage Company)
STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIT
For three months ended March 31, 2008
(Unaudited)

	Number of Common Shares Issued	Common Stock at Par Value	Additional Paid-in Capital	Deficit accumulated during the development stage	Total

Balances, December 31, 2007	6,074,375	$6,074	$197,177	$(768,542)	$(565,291)

Shares issued for services January	2,000,000	2,000	45,374		47,374
Shares issued for cash:
March	4,375	5	99		104
Options and warrants issued for services in:
February			2482		2,482
March			118		118
Imputed interest on shareholder advances			262		262
Net loss				(129,219)	(129,219)
Balances, March 31, 2008	8,078,750	$8,079	$245,512	$(897,761)	$(644,170)

MONTAVO, INC.
(A Development Stage Company)
STATEMENTS OF CASH FLOWS
(Unaudited)

			December 23, 2004
	Three months ended		(Inception) to
	March 31,		March 31,
	2008	2007	2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(129,219)	$(85,930)	$(897,761)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of discount on notes payable	7	259	1,768
Issuance of common stock for services	47,374	-	118,435
Shares issued for modification debt terms	-	-	37,899
Option and warrant expense	2,600	1,247	21,336
Imputed interest	262	263	2,995
Changes in:
Accounts payable	45,794	8,920	110,216
Accounts payable related party	-	-	163,746
Accrued interest	4,835	4,853	34,438
Net cash used in operating activities	(28,347)	(70,388)	(406,928)

CASH FLOWS FROM INVESTING ACTIVITIES
Investment in patent	(13,989)	(3,526)	(41,367)
Net cash used in investing activities	(13,989)	(3,526)	(41,367)

CASH FLOWS FROM FINANCING ACTIVITIES:
Bank overdraft	24,724	(5,303)	24,724
Proceeds from sales of common stock	104	207	72,926
Net shareholder advances	-	44,217	17,491
Proceeds from notes payable	17,396	34,793	440,654
Payments on notes payables	-	-	(107,500)
Net cash provided by financing activities	42,224	73,914	448,295

NET CHANGE IN CASH AND CASH EQUIVALENTS	(112)	-	-

CASH AND CASH EQUIVALENTS, beginning of period	112	-	-

CASH AND CASH EQUIVALENTS, end of period	$-	$-	$-

Supplemental cash flow disclosures:
Cash paid for income taxes	$-	$-	$-
Cash paid for interest	-	-	-

Noncash investing and financing activities
Seller financed software developed for internal use	571	19,864	111,159

MONTAVO, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited interim financial statements of Montavo, Inc. (the “Company” or “Montavo”) have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission (“SEC”), and should be read in conjunction with the audited financial statements and notes thereto contained in Montavo’s Form SC 14A filed with the SEC. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for the interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements that would substantially duplicate the disclosures contained in the audited financial statements for fiscal 2007 as reported in the Form SC 14A have been omitted.

NOTE 2 – GOING CONCERN

As shown in the accompanying consolidated financial statements, Montavo incurred net losses from operations and has an accumulated deficit and a working capital deficit as of March 31, 2008. These conditions raise substantial doubt as to Montavo’s ability to continue as a going concern. As of the date of this report, Montavo believes that it will not be able to fund its operations, working capital requirements, and debt service requirements through fiscal year 2008 through cash flows generated by operations. The financial statements do not include any adjustments that might be necessary if Montavo is unable to continue as a going concern.

NOTE 3 – BRIDGE LOANS

During the quarter ended March 31, 2008, Montavo issued $17,500 of bridge loans with 4,375 shares of common stock. The shares have a fair value of $104, and have been treated as a discount to the bridge loans.

NOTE 4 – COMMON STOCK

In January 2008, 2,000,000 shares of common stock were issued for services. These shares have a fair value of $47,374.

NOTE 5 – OPTIONS AND WARRANTS

During the quarter ended March 31, 2008, Montavo granted 65,000 options that vest over one year with an exercise price of $.01 for services and 125,000 warrants that vest immediately with an exercise price of $.01 for services. The fair value of the awards was $4,494 with $2,600 expensed during the quarter ended March 31, 2008.

NOTE 6 – SUBSEQUENT EVENTS

Subsequent to March 31, 2008, Montavo issued $100,000 of bridge loans with 25,000 shares of common stock. The shares have a fair value of $592, and have been treated as a discount to the bridge loans.

In April 2008, Montavo granted 50,000 warrants that vest immediately with an exercise price of $.01 for services. The fair value of the award was $1,182 with all of it expensed immediately.

In April 2008, Montavo granted to 150,000 warrants that vest immediately with an exercise price of $0.00001 in consideration for legal service provided in connection with the Merger. The fair value of the award was $3,555 with all of it expensed immediately.

In May 2008, Montavo agreed to convert all amounts due under the bridge loans into common stock of Montavo at $.50 per share if Montavo closes on a merger with North Coast Partners, Inc. The Montavo common shares would then be converted on a one for one basis into North Coast shares.

Unaudited Pro Forma Financial Information:

The following selected Unaudited Pro Forma Financial Information is based on the historical financial statements of North Coast Partners, Inc., the registrant, (“North Coast”) and Montavo, Inc. (“Montavo”) and has been prepared to illustrate the effect of Montavo’s proposed acquisition of North Coast. The Unaudited Pro Forma information has been prepared treating the merger as a reverse merger whereby Montavo is the acquirer for accounting purposes. Montavo reports their financial results on a financial year ending December 31 and North Coast reports their financial results on a financial year ending August 31. The pro forma balance sheet gives effect to the acquisition of North Coast as if it occurred on February 29, 2008.

A proforma statement of operations has not been presented since the only operations that North Coast has will be discontinued with the reverse merger.

On May 7, 2008 North Coast and its wholly owned subsidiary, North Coast Acquisition Corp., a Delaware corporation (“Acquisition Corp.”), and Montavo signed an Agreement (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, Acquisition Corp. will merge with and into Montavo, with Montavo being the surviving entity as a wholly owned subsidiary of the Registrant. Upon the effective time of the merger, all of the issued and outstanding common stock of Montavo, other than the stock held by stockholders who properly demand appraisal rights of their shares, shall exchange the shares owned by them for newly issued restricted shares of common stock of North Coast. It is anticipated that approximately 11,700,000 shares of common stock of North Coast will be issued to the shareholders of Montavo at the closing of the merger. However, in the event that North Coast does not consummate a merger or business combination with any other company within 90 days of the closing of the merger, the stockholders of Montavo will be entitled to receive additional shares, in excess to the 11,700,000 shares (the “Additional Shares”). Upon the issuance of the Additional Shares, the stockholders of Montavo will beneficially own, in the aggregate, sixty percent (60%) of the issued and outstanding shares of common stock of North Coast, on a fully diluted basis.

On May 6, 2008 the Board of Directors of North Coast appointed Robert Montesano as President, to serve at the discretion of the Board of Directors until his successor is duly qualified and appointed. On May 6, 2008, Craig Moody resigned from his position as Chief Executive Officer of North Coast. On May 8, 2008, the Board of Directors of North Coast appointed (i) Brook W. Lang, as Chief Executive Officer, and (ii) Brian Conte, as Chief Development Officer, each to serve at the discretion of the Board of Directors, until his successor is duly qualified and appointed. Mr. Lang is a director, officer and shareholder of Montavo. Mr. Conte is a director, officer and shareholder of Montavo.

MONTAVO, INC
(A Development Stage Company)
Pro Form Balance Sheet
(Unaudited)

		North Coast
	Montavo, Inc.	Partners, Inc.			Proforma
	February 29,	February 29,			February 29,
	2008	2008		Adjustments	2008

ASSETS
Current assets:
Cash	$170	$1,352		$-	$1,522

Long-term assets
Software developed for internal use	110,899	-		-	110,899
Patent pending	27,378	-		-	27,378

Total assets	$138,447	$1,352		$-	$139,799

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
Accounts payable	$88,179	$25,561		$-	$113,740
Accounts payable - related party	274,334	8,606		-	282,940
Accrued interest	32,778	13,476		-	46,254
Shareholder advances	37,385	-		-	37,385
Bridge round loans	297,500	-		-	297,500
Note payable-related party	-	90,506		-	90,506

Total current liabilities	730,176	138,149		-	868,325

Stockholders' deficit:
Preferred stock, $.001 par value, 30,000,000 shares authorized
none issued and outstanding (Montavo)	-	-		-	-
Preferred stock, $.001 par value, 1,000,000 shares authorized
none issued and outstanding (North Coast)	-	-		-	-
Common stock, $.001 par value, 70,000,000 shares authorized,
8,000,000 shares issued and outstanding	8,074	-	(1)	3,626	24,420
			(2)	12,720
Common stock, $.001 par value, 20,000,000 shares authorized,
12,720,000 shares issued and outstanding	-	12,720	(2)	(12,720)	-
Additional paid in capital	245,208	(12,063)	(2)	12,063	90,285
			(2)	(151,297)
			(1)	(3,626)
Deficit accumulated during the development stage	(845,011)	(139,234)	(2)	139,234	(845,011)
Other comprehensive income:
Equity adjustment on foreign currency translation	-	1,780		-	1,780

Total stockholders' deficit	(591,729)	(136,797)		-	(728,526)

Total liabilities and stockholders' deficit	$138,447	$1,352		$-	$139,799

Notes to proforma financials:

1)	Recapitalize the beginning equity of Montavo for exchange of 100% Montavo shares for 11,700,000 shares of North Coast

2)
Record shares retained by North Coast shareholders post merger, with Montavo shareholders controlling the combined entity through large Minority ownership and senior management and director positions thereby Montavo being the accounting acquirer and the legal acquiree.

Appendix III

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-KSB

(Mark One)

☒ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended August 31, 2007

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from __________________ to __________________________.

Commission File Number: 000-29397

NORTH COAST PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	33-0619528 (IRS Employer Identification No.)

909 Logan Street, Suite 7J
Denver, Colorado 80203

(Address of principal executive offices)

(516) 887-8200

(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to section 12(g) of the Act: Common Stock, $0.001 par value

Check whether the issuer is not required to file reports pursuant to Section 13 or 15(d) of the Exchange Act. ☐

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes ☒ No ☐

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part II of this Form 10-KSB or any amendment to this Form 10-KSB. ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). ☐ Yes ☒ No

The issuer’s revenues for its most recent fiscal year were $-0-

The aggregate market value of issuer’s voting common stock is not able to be determined as there is no bid and ask price of such common stock.

The number of shares of the issuer’s common stock issued and outstanding as of October 15, 2007 was 6,360,000 shares.

Documents Incorporated By Reference: None

Transitional Small Business Issuer Disclosure Format (check one): Yes ☐ No ☒

PART I

As used in this Form 10-KSB, references to the “Company,” the “Registrant,” “we,” “our” or “us” refer to North Coast Partners, Inc. unless the context otherwise indicates.

Forward-Looking Statements

This Annual Report on Form 10-KSB (this “Report”) contains forward-looking statements. For this purpose, any statements contained in this Report that are not statements of historical fact may be deemed to be forward-looking statements. Forward-looking information includes statements relating to future actions, prospective products, future performance or results of current or anticipated products, sales and marketing efforts, costs and expenses, interest rates, outcome of contingencies, financial condition, results of operations, liquidity, business strategies, cost savings, objectives of management, and other matters. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “will,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” "plans,” “projected,” “predicts,” “potential,” or “continue” or the negative of these similar terms. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking information to encourage companies to provide prospective information about themselves without fear of litigation so long as that information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the information.

These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In evaluating these forward-looking statements, you should consider various factors, including the following: (a) those risks and uncertainties related to general economic conditions, (b) whether we are able to manage our planned growth efficiently and operate profitable operations, (c) whether we are able to generate sufficient revenues or obtain financing to sustain and grow our operations, (d) whether we are able to successfully fulfill our primary requirements for cash, which are explained below under “Liquidity and Capital Resources”. We assume no obligation to update forward-looking statements, except as otherwise required under the applicable federal securities laws.

Item 1.	Description of Business.

History

Our Company was incorporated under the laws of the State of Delaware on April 20, 1994. From our incorporation until December 13, 2004, we had no operating history other than organizational matters.

On December 13, 2004, we acquired all of the issued and outstanding shares of Trans Media Inc. (“Trans Media”), a Wyoming corporation, pursuant to a Plan of Arrangement and Share Exchange Agreement dated September 29, 2004, by and between our Company, Trans Media, and all the shareholders of Trans Media. Pursuant to such agreement, the shareholders of Trans Media exchanged all of their 5,360,000 shares of common stock of Trans Media for 5,360,000 shares of our Company’s common stock, which represented 84.28% of the outstanding shares of our Company’s common stock on a fully diluted basis. As a result of such share exchange, Trans Media became the wholly owned subsidiary of our Company. Such transaction was treated as a reverse merger of Trans Media, and Trans Media is the continuing entity for financial reporting purposes.

Trans Media was incorporated in the province of British Columbia on July 23, 2001 as 631411 B.C., LTD, and renamed Transworld Media, Inc. on October 28, 2002. On November 18, 2004, Transworld Media, Inc. was reincorporated in Wyoming and renamed Trans Media, Inc. Since October 2002, Trans Media has been engaged in the production and distribution of musical compact discs (“CD’s”) and musical performances targeted to the South Asian immigrants residing in North America.

Business Description

Through Trans Media, we are presently engaged in the production and distribution of musical CD’s and musical performances to the South Asian immigrant population residing in North America, including immigrants from India, Pakistan, Sri Lanka, Bangladesh, East Africa, South Africa and West Indies. We focus on two niche markets: music geared to children; and music intended for special occasions, such as weddings.

Prior to becoming our Chief Executive Officer and Director on December 13, 2004, Mel Venkateswaran had released musical recordings in the form of audio cassettes and CDs dating back to 1982 and is a well known musical figure in the South Asian community. He has also performed and has been mainly featured in many musical concerts over the years with respect to South Asian music in New York, Philadelphia, Cleveland, San Antonio, Los Angeles, Chicago, Detroit and several major cities in Canada. Mel Venkateswaran brought to the Company name recognition, experience and expertise to the Company's plan to develop the distribution and sales of South Asian music in the ethnic communities of North America.

We are in the development stage and have minimal revenues. We have completed production of eight (8) musical CD compositions and have developed 10,000 copies of such CD’s for release and sale to the public. We intend to distribute and sell our CDs via our web site, which is currently under construction, and sales made at concerts and benefit performances. We intend to advertise our products through endorsements from sponsorship of nationwide television network known as Asian Television Network, flyer and print advertising, and advertising through participation in community events. We have been active in community events to raise our profile and bring awareness to the South Asian population in North America, such as charity performances for the Heart Institute, the Diabetic Association, Hospice for Cancer, and a concert held in British Columbia in aid of the Tsunami victims of Sri Lanka.

We are in the process of completing our ninth CD for release. To this end, we have hired lyricists to write new songs aimed at festive occasions and celebrations. We also intend to produce a music video within the next six months.

We also have plans to derive revenue from ticket sales of several musical performances which are being arranged for the next twelve months. Concerts and performances are being planned for several United States cities during the next twelve months.

We expect to generate revenues by selling copies of our CD's and tickets to our musical performances. There is no guarantee that such sales will be sufficient to satisfy our cash requirements. We may have to borrow money from shareholders or issue debt or equity or enter into a strategic arrangement with a third party. There can be no assurance that additional funds will be available to us. We currently have no agreements, arrangements or understandings with any person to obtain funds through bank loans, lines of credit or any other sources.

We do not expect to purchase or sell any significant equipment over the next twelve months. Once our business model is firmly established, we will hire employees to assist with our growth strategy and operations. Future growth plans include engaging niche distributors in the South Asian population market throughout North America to distribute and sell North Coast's products.

Item 2.	Description of Property.

We lease approximately 675 square feet of office space at 909 Logan Street, Suite 7J, Denver, Colorado 80203. We lease this space on a month-to-month basis at no cost.

Item 3.	Legal Proceedings.

There are no pending legal proceedings to which the Company is a party or in which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or security holder is a party adverse to the Company or has a material interest adverse to the Company. The Company’s property is not the subject of any pending legal proceedings.

Item 4.	Submission of Matters to a Vote of Security Holders.

During the period ending August 31, 2007, there has not been any matter which was submitted to a vote of the Company’s shareholders through the solicitation of proxies or otherwise.

PART II

Item 5.	Market for Registrant’s Common Equity and Related Stockholder Matters and Small Business Issuer Purchases of Equity Securities.

Market Information

Our common stock has been eligible to be traded on the Over-The-Counter Bulletin Board. As of October 15, 2007, there were 6,360,000 shares of common stock issued and outstanding, which were held by 137 stockholders of record.

Dividends

We have never declared or paid any cash dividends on our common stock nor do we anticipate paying any in the foreseeable future. Furthermore, we expect to retain any future earnings to finance our operations and expansion. The payment of cash dividends in the future will be at the discretion of our Board of Directors and will depend upon our earnings levels, capital requirements, any restrictive loan covenants and other factors the Board considers relevant.

Equity Compensation Plans

We do not have any equity compensation plans.

Recent Sales of Unregistered Securities; Use of Proceeds from Registered Securities

During the fiscal year ended August 31, 2007, there were no sales of unregistered securities.

Purchases of equity securities by the issuer and affiliated purchasers

We have not repurchased any shares of our common stock during the fiscal year ended August 31, 2007.

Item 6.	Management’s Discussion and Analysis or Plan of Operation.

This Management’s Discussion and Analysis or Plan of Operations (“MD&A”) section of this Report discusses our results of operations, liquidity and financial condition, and certain factors that may affect our future results. You should read this MD&A in conjunction with our financial statements and accompanying notes included in this Report.

Plan of Operation

We are engaged in the production and distribution of musical CD’s and musical performances to the South Asian immigrant population residing in North America, including immigrants from India, Pakistan, Sri Lanka, Bangladesh, East Africa, South Africa and West Indies. We focus on two niche markets: music geared to children and music intended for special occasions, such as weddings.

We are in the development stage and have minimal revenues. We have completed production of eight (8) musical CD compositions and have developed 10,000 copies of such CD’s for release and sale to the public. We intend to distribute and sell our CDs via our web site, which is currently under construction, and sales made at concerts and benefit performances. We intend to advertise our products through endorsements from sponsorship of nationwide television network known as Asian Television Network, flyer and print advertising, and advertising through participation in community events. We have been active in community events to raise our profile and bring awareness to the South Asian population in North America, such as charity performances for the Heart Institute, the Diabetic Association, Hospice for Cancer, and a concert held in British Columbia in aid of the Tsunami victims of Sri Lanka.

We are in the process of completing our ninth CD for release. To this end, we have hired lyricists to write new songs aimed at festive occasions and celebrations. We also intend to produce a musical video within the next six months.

We also have plans to derive revenue from ticket sales of several musical performances which are being arranged for the next twelve months. Concerts and performances are being planned for several United States cities during the next twelve months.

We expect to generate revenues by selling copies of our CD's and tickets to our musical performances. There is no guarantee that such sales will be sufficient to satisfy our cash requirements. We may have to borrow money from shareholders or issue debt or equity or enter into a strategic arrangement with a third party. There can be no assurance that additional funds will be available to us. We currently have no agreements, arrangements or understandings with any person to obtain funds through bank loans, lines of credit or any other sources.

We do not expect to purchase or sell any significant equipment over the next twelve months. Once our business model is firmly established, we will hire employees to assist with our growth strategy and operations. Future growth plans include engaging niche distributors in the South Asian population market throughout North America to distribute and sell North Coast's products.

Results of Operation

Fiscal Year Ended August 31, 2007 Compared to Fiscal Year Ended August 31, 2006.

During the fiscal year ended August 31, 2007 we had no revenues, compared to revenues of $2,091 for the fiscal year ended August 31, 2006. Revenues during the fiscal year ended August 31, 2006 resulted from $190 in sales of copies of our musical CD’s and $1,901 in revenues from ticket sales to a musical performance.

Operating expenses increased by $1,119 during the fiscal year ended August 31, 2007 to $28,238 from $27,119 for the fiscal year ended August 31, 2006. These expenses consist of general administrative expenses and the fluctuations are primarily attributable to professional fees.

Liquidity and Capital Resources

As of August 31, 2007, we had $859 in available cash and a working capital deficit of $111,431.

On February 7, 2005, North Coast borrowed $29,500 from a related party. The terms of the original promissory note were amended on March 7, 2005 to provide for an interest rate at the prevailing prime rate of Standard Chartered Bank plus 2% interest per annum, and the original due date of June 2005 was extended several times and is currently due in January 2008.

On September 8, 2005, North Coast borrowed an additional $10,500 from the same related party. The terms of the promissory note provide for an interest rate at the prevailing prime rate of Standard Chartered Bank plus 2% per annum, and the original due date of December 7, 2005 was extended several times and is currently due in January 2008.

In March 2006, North Coast borrowed an additional $20,050 from the same related party. The terms of the promissory note provide for an interest rate at the prevailing prime rate of Standard Chartered Bank plus 2% per annum, and the original due date of June 2, 2006 was extended several times and is currently due in January 2008.

In February 2007, North Coast borrowed an additional $5,000 from the same related party. The terms of the promissory note provide for an interest rate at the prevailing prime rate of Standard Chartered Bank plus 2% per annum, and the original due date of June 1, 2007 was extended several times and is currently due in January 2008.

In April 2007, North Coast borrowed an additional $5,000 from the same related party. The terms of the promissory note provide for an interest rate at the prevailing prime rate of Standard Chartered Bank plus 2% per annum, and the original due date of October 1, 2007 has been extended to January 2008.

All notes are unsecured, and contain a contingency clause stating that if the notes are not paid by the maturity date, they will become convertible at $0.10 per share at the option of the lender.

Going Concern Consideration

We incurred recurring net losses of $34,893 and $27,576 in the fiscal years ended August 31, 2007 and 2006, respectively, and have an accumulated deficit of $114,202 and a working capital deficit of $111,431 as of August 31, 2007. These conditions raise substantial doubt as to our ability to continue as a going concern.

While we expect to generate revenues by selling copies of our CD's and tickets to our musical performances, there is no guarantee that such sales will be sufficient to satisfy our cash requirements. We may have to borrow money from shareholders or issue debt or equity or enter into a strategic arrangement with a third party. There can be no assurance that additional funds will be available to us. We currently have no agreements, arrangements or understandings with any person to obtain funds through bank loans, lines of credit or any other sources.

Off Balance Sheet Arrangements

We have no off-balance sheet arrangements.

Item 7.	Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
North Coast Partners, Inc.
(A Development Stage Company)
Vancouver, British Columbia

We have audited the accompanying balance sheets of North Coast Partners, Inc. (A Development Stage Company) as of August 31, 2007 and 2006 and the related statements of operations, stockholders' deficit, and cash flows for the years then ended and the period from July 23, 2001 (Inception) through August 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of North Coast Partners, Inc. as of August 31, 2007 and 2006 and the results of operations and cash flows for the years then ended and the period from July 23, 2001 (Inception) through August 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that North Coast Partners, Inc. will continue as a going concern. As discussed in Note 2 to the financial statements, North Coast Partners, Inc. suffered recurring losses from operations and has a working capital deficiency, which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Malone & Bailey, PC
www.malone−bailey.com
Houston, Texas
October 17, 2007

NORTH COAST PARTNERS, INC.
(a development stage company)
BALANCE SHEETS
August 31, 2007 and 2006

	2007	2006
ASSETS

Current assets:

Cash	$859	$11,539
Inventory	-	2,485

Total current assets	$859	$14,024

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:

Accounts payable	$24,033	$18,774
Accounts payable - related party	8,226	8,032
Accrued interest	9,981	3,326
Note payable - related party	70,050	60,050

Total current liabilities	112,290	90,182

Commitments and contingencies	-	-

Stockholders' deficit

Preferred stock, par value $.001, 1,000,000 shares
authorized; no shares issued and outstanding	-	-
Common stock, par value $.001, 20,000,000 shares
authorized; 6,360,000 shares issued and outstanding	6,360	6,360
Additional paid in capital	(5,703)	(5,703)
Deficit accumulated during the development stage	(114,202)	(79,309)
Other comprehensive income:
Equity adjustment on foreign currency translation	2,114	2,494

Total stockholders' deficit	(111,431)	(76,158)

Total liabilities and stockholders' deficit	$859	$14,024

See accompanying notes to financial statements

NORTH COAST PARTNERS, INC.
(a development stage company)
STATEMENTS OF OPERATIONS
Years Ended August 31, 2007 and 2006, and
Period from July 23, 2001 (Inception) through August 31, 2007

			Inception
			through
	2007	2006	2007

Revenues	$-	$2,091	$2,091

Cost of sales	-	51	51
General and administrative expenses	28,238	27,119	106,261

Net loss from operations	(28,238)	(25,079)	(104,221)
Interest expense	6,655	2,497	9,981

Net loss	(34,893)	(27,576)	(114,202)

Other comprehensive income:
Foreign currency adjustment	(380)	88	2,114

Comprehensive loss	$(35,273)	$(27,488)	$(112,088)

Basic and diluted net loss per share	$(0.01)	$(0.00)

Basic and diluted weighted average shares outstanding	6,360,000	6,360,000

See accompanying notes to financial statements

NORTH COAST PARTNERS, INC.
(a development stage company)
STATEMENTS OF CASH FLOW
Years Ended August 31, 2007 and 2006, and
Period from July 23, 2001 (Inception) through August 31, 2007

			Inception
			through
	2007	2006	2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(34,893)	$(27,576)	$(114,202)
Adjustments to reconcile net loss to net
cash used in operating activities:
Changes in:
Inventory	2,485	(2,485)	-
Accounts payable	5,259	1,519	11,259
Accounts payable-related party	194	4,332	4,526
Accrued expenses	6,655	2,497	9,981

Net cash used in operating activities	(20,300)	(21,713)	(88,436)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from note payable - related party	10,000	30,550	70,050
Issuance of common stock for cash	-	-	17,131

Net cash provided by financing activities	10,000	30,550	87,181

EFFECT OF EXCHANGE RATE ON CHANGES IN CASH	(380)	88	2,114

NET CHANGE IN CASH	(10,680)	8,925	859

CASH AND CASH EQUIVALENTS, beginning of period	11,539	2,614	-

CASH AND CASH EQUIVALENTS, end of period	$859	$11,539	$859

Supplemental Non-Cash Transactions:

Accounts payable due to reverse merger	$-	$-	$12,774
Accounts payable - related party due to
reverse merger	$-	$-	$3,700

See accompanying notes to financial statements

NORTH COAST PARTNERS, INC.
(a development stage company)
STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIT
Periods from July 23, 2001 (Inception) through August 31, 2007

	Number of Common Shares Issued	Common Stock	Paid in Capital	Other Comprehensive Income	Retained Deficit	Total

Shares issued to founder	1	$-	$-	$-	$-	$-

Balances, August 31, 2002	1	-	-	-	-	-

Issuance of common stock
for cash	5,359,999	5,360	11,771	-	-	17,131
Net loss	-	-	-	-	(10,031)	(10,031)
Foreign currency	-	-		1,559	-	1,559

Balances, August 31, 2003	5,360,000	5,360	11,771	1,559	(10,031)	8,659

Net loss	-	-	-	-	(1,574)	(1,574)
Foreign currency	-	-	-	420	-	420

Balances, August 31, 2004	5,360,000	5,360	11,771	1,979	(11,605)	7,505

Shares issued to North Coast
in reverse merger	1,000,000	1,000	(17,474)	-	-	(16,474)
Net loss	-	-	-	-	(40,128)	(40,128)
Foreign currency	-	-	-	427	-	427

Balances, August 31, 2005	6,360,000	6,360	(5,703)	2,406	(51,733)	(48,670)

Net loss	-	-	-	-	(27,576)	(27,576)
Foreign currency	-	-	-	88	-	88

Balances, August 31, 2006	6,360,000	6,360	(5,703)	2,494	(79,309)	(76,158)

Net loss	-	-	-	-	(34,893)	(34,893)
Foreign currency	-	-	-	(380)	-	(380)

Balances, August 31, 2007	6,360,000	$6,360	$(5,703)	$2,114	$(114,202)	$(111,431)

See accompanying notes to financial statements

NORTH COAST PARTNERS, INC.
(a development stage company)
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations. North Coast Partners, Inc. (“North Coast”) was incorporated in the province of British Columbia on July 23, 2001 as 631411 B.C., LTD, and renamed Transworld Media, Inc. on October 28, 2002. It was reincorporated in Wyoming and renamed Trans Media, Inc. (“Trans Media”) on November 18, 2004. On December 13, 2004, Trans Media was purchased by North Coast Partners, Inc. in a transaction recorded as a reverse capitalization. As a result of this transaction the name of the company was changed to North Coast. North Coast issued 5,360,000 shares to Trans Media’s shareholders in exchange for 100% of the outstanding stock of Trans Media. Immediately prior to the merger, North Coast had 1,000,000 shares outstanding, resulting in Trans Media’s shareholders holding 84% of the post-acquisition outstanding shares of North Coast.

North Coast’s business strategy is to grow in stature in the fast expanding South Asian population in North America’s multicultural society by sponsoring musical concerts and by producing music (audio and video) in various categories such as children’s songs and wedding songs from various regions of South Asia.

North Coast’s fiscal year end is August 31st.

Use of Estimates. In preparing financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenue and expenses in the statement of expenses. Actual results could differ from those estimates.

Cash and Cash Equivalents. For purposes of the statement of cash flows, North Coast considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Revenue Recognition. North Coast recognizes revenue when persuasive evidence of an arrangement exists, services have been rendered, the sales price is fixed or determinable, and collectability is reasonably assured. This typically occurs when services or products are delivered to the customer.

Inventory. Inventory is stated at the lower of cost or market value.

Income Taxes. Canadian income tax expense is based on reported earnings before income taxes. Deferred income taxes reflect the impact of temporary differences between assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes, and are measured by applying enacted tax rates in effect in years in which the differences are expected to reverse.

Foreign currency translation. North Coast’s assets and liabilities are translated to U.S. dollars at end-of-period exchange rates. The effects of this translation are reported in other comprehensive income. Income statement elements are translated to U.S. dollars at average-period exchange rates. Also included in income are gains and losses arising from transactions denominated in a currency other than Canadian dollars, the functional currency.

Basic and diluted Loss per Share. Basic loss per share has been computed by dividing net loss by the weighted average number of shares outstanding. There were no common stock equivalents outstanding at August 31, 2007 and 2006. Accordingly, basic and diluted loss per share is the same for all periods presented.

Recently issued accounting pronouncements. North Coast does not expect the adoption of recently issued accounting pronouncements to have a significant impact on North Coast results of operations, financial position or cash flow.

NOTE 2 - GOING CONCERN

As shown in the accompanying financial statements, North Coast incurred recurring net losses of $34,893 and $27,576 in fiscal 2007 and 2006, respectively, has an accumulated deficit of $114,202 and a working capital deficit of $111,431 as of August 31, 2007. These conditions raise substantial doubt as to North Coast’s ability to continue as a going concern. Management is trying to raise additional capital through sales of stock and loans from related parties. The financial statements do not include any adjustments that might be necessary if North Coast is unable to continue as a going concern.

NOTE 3 - NOTES PAYABLE

On February 7, 2005, North Coast borrowed $29,500 from a related party. The terms of the original promissory note were amended on March 7, 2005 to provide for an interest rate at the prevailing prime rate of Standard Chartered Bank plus 2% interest per annum, and the original due date of June 2005 was extended several times and is currently due in January 2008.

On September 8, 2005, North Coast borrowed an additional $10,500 from the same related party. The terms of the promissory note provide for an interest rate at the prevailing prime rate of Standard Chartered Bank plus 2% per annum, and the original due date of December 7, 2005 was extended several times and is currently due in January 2008.

In March 2006, North Coast borrowed an additional $20,050 from the same related party. The terms of the promissory note provide for an interest rate at the prevailing prime rate of Standard Chartered Bank plus 2% per annum, and the original due date of June 2, 2006 was extended several times and is currently due in January 2008.

In February 2007, North Coast borrowed an additional $5,000 from the same related party. The terms of the promissory note provide for an interest rate at the prevailing prime rate of Standard Chartered Bank plus 2% per annum, and the original due date of June 1, 2007 was extended several times and is currently due in January 2008.

In April 2007, North Coast borrowed an additional $5,000 from the same related party. The terms of the promissory note provide for an interest rate at the prevailing prime rate of Standard Chartered Bank plus 2% per annum, and the original due date of October 1, 2007 has been extended to January 2008.

All notes are unsecured, and contain a contingency clause stating that if the notes are not paid by the maturity date, they will become convertible at $0.10 per share at the option of the lender. This clause was not in effect as of August 31, 2007, and therefore the notes were not analyzed for a beneficial conversion feature or to determine if they required derivative treatment.

NOTE 4 - COMMON STOCK

On July 23, 2001 (inception) one share was issued to the founding shareholder. In November 2002, Trans Media issued 5,359,999 shares of common stock for cash proceeds totaling $17,131. On December 13, 2004, Trans Media was purchased by North Coast Partners, Inc. in a transaction recorded as a reverse capitalization. North Coast issued 5,360,000 shares to Trans Media’s shareholders in exchange for 100% of the outstanding stock of Trans Media. Immediately prior to this merger, North Coast had 1,000,000 shares outstanding, resulting in Trans Media’s shareholders holding 84% of the post-acquisition total outstanding shares of North Coast.

NOTE 5 - COMMITMENTS

North Coast principal office is in the office of North Coast’s president pursuant to a verbal agreement on a rent-free month-to-month basis.

NOTE 6 - INCOME TAXES

North Coast uses the liability method, where deferred tax assets and liabilities are determined based on the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for financial and income tax reporting purposes. During fiscal 2007 and 2006, North Coast incurred net losses and, therefore, has no tax liability. The net deferred tax asset generated by the loss carry-forward has been fully reserved. The cumulative net operating loss carry-forward is approximately $134,028 and $97,010 at August 31, 2007 and 2006, respectively, and will expire in the years 2011 through 2014.

Deferred tax assets consisted of the following:

	2007	2006
Deferred tax assets
Net operating losses	$45,570	40,744
Less: valuation allowance	(45,570)	(40,744)

Net deferred tax asset	$0	$0

NOTE 7 - CONCENTRATIONS

North Coast relies on one related party lender for all debt.

NOTE 8 - SUBSEQUENT EVENTS

NOTES PAYABLE

In September 2007 the due dates of the notes payable to related party in the amounts of $29,500, $10,500, $20,050, $5,000 and $5,000 were extended to January 2008 with the terms remaining the same (see note 3 for details).

Item 8.	Changes In and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Item 8A.	Controls and Procedures.

Disclosure Controls and Procedures

Our disclosure controls and procedures are designed to ensure that information required to be disclosed in reports that we file or submit under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC. Our Chief Executive Officer and Chief Financial Officer have reviewed the effectiveness of our “disclosure controls and procedures” (as defined in the Securities Exchange Act of 1934 Rules 13a-14(c) and 15d-14(c)) during the period covered by this report and have concluded that the disclosure controls and procedures are effective to ensure that material information relating to us is recorded, processed, summarized, and reported in a timely manner. There were no significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the last day they were evaluated by our Chief Executive Officer and Chief Financial Officer.

Internal Controls Over Financial Reporting

There have not been any changes in our internal controls over financial reporting (as such term is defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) during our most recent fiscal year that have materially affected, or are reasonably likely to materially affect, our internal controls over financial reporting.

Item 9.	Directors, Executive Officers, Promoters, Control Persons and Corporate Governance; Compliance with Section 16(a) of the Exchange Act.

Each director of our Company serves for a term of one year or until the successor is elected at the Company's annual shareholders' meeting and is qualified, subject to removal by the Company's shareholders. Each officer serves, at the pleasure of the board of directors, for a term of one year and until the successor is elected at the annual meeting of the board of directors and is qualified.

Set forth below is the name, age and present principal occupation or employment, and material occupations, positions, offices or employments for the past five years of our current directors and executive officers.

Name	Age	Positions and Offices
Mel Venkateswaran	61	Chief Executive Officer and Director
Wong Peck Ling	37	Chief Financial Officer and Director

Mel Venkateswaran has been our Chief Executive Officer and a Director since December 13, 2004. Presently, Mr. Venkateswaran is also a registered industrial accountant and has had his own Canadian accounting practice since 1987. From the early 1960's to 2005, Mr. Venkateswaran has developed his singing career, performing in Bombay, Delhi, Calcutta and northern India, US, Germany, and appearing on television in Canada. Over the years, he has been featured in programs sponsored by various cultural organizations including appearances in Toronto, London, Vancouver, Kitchener, Ottawa, Calgary, Edmonton, Montreal and Winnipeg in Canada. Mr. Venkateswaran has performed in London, UK for the Gujarathi Association of London, participated in fund raising cultural competitions in Trinidad, and has led musical troupes for performances in Zaire, East Africa including Kampala, Malaysia, Nairobi, Kenya, Tanzania and Mwanza. He is featured at the Asian Television Network on TV in Canada twice a year. Mr. Venkateswaran is an accomplished singer in various ethnic languages, release in 1988 of his first recording with multicultural orchestra sponsored by the Eastern Fine Arts Academy of Toronto. Mr. Venkateswaran received his Masters Degree in Management Sciences from Ottawa University and graduated with an MBA from York University, Canada in 1975.

Wong Peck Ling has been our Chief Financial Officer and a director since January 30, 2004, and was our Chief Executive Officer from January 30, 2004 until December 13, 2004. From July 1992 to September 1995, Ms. Wong was an external auditor with Ernst & Young Public Accountants in Kuala Lumpur, Malaysia. In June 1997, Ms. Wong joined Insinger Brumby, a Labuan private management company and is presently an executive director. Ms. Wong is a member of the CPA Australia (CPA), a Chartered Accountant with the Malaysian Institute of Accountants. In July 1992, Ms. Wong graduated from Monash University in Melbourne, Australia with a Bachelor of Economics degree, majoring in Accounting.

None of our directors or officers is a director in any other reporting companies. None of our directors or officers has been affiliated with any company that has filed for bankruptcy within the last five years. There are no family relationships among our directors or officers. We are not aware of any proceedings to which any of our officers or directors, or any associate of any such officer or director, is a party adverse to our Company or any of our subsidiaries or has a material interest adverse to it or any of its subsidiaries.

Audit Committee Financial Expert.

The Board of Directors has not established an audit committee and does not have an audit committee financial expert. The Board is of the opinion that an audit committee is not necessary since the Company has only two directors and to date, such directors have been performing the functions of an audit committee.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Securities Exchange Act of 1934 requires officers and Directors of the Company and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in their ownership with the Securities and Exchange Commission, and forward copies of such filings to the Company. We believe, based solely on our review of the copies of such forms and other written representations to us, that during the fiscal year ended August 31, 2007, all reporting persons have complied with all applicable Section 16(a) filing requirements.

Code of Ethics. The Company has not yet adopted a Code of Ethics because it has only two directors.

Item 10.	Executive Compensation.

Summary Compensation

The following table presents certain specific information regarding the compensation of our Chief Executive Officer and Chief Financial Officer during the last three fiscal years. Except as set forth below, we have not paid any other executive officer in excess of $100,000 (including salaries and benefits) during the years ended August 31, 2007, 2006 or 2005.

SUMMARY COMPENSATION TABLE
		Annual compensation			Long-term compensation
					Awards		Payouts
Name and principal position	Fiscal Year Covered	Salary ($)	Bonus ($)	Other annual compensa -tion ($)	Restrict-ed stock award(s) ($)	Securities under- lying options/ SARs (#)	LTIP payouts ($)	All other compen- sation ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Mel Venka- Teswaran, CEO	2007 2006 2005	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0
Wong Peck Ling, CFO	2007 2006 2005	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0

Grants of Stock Options and Stock Appreciation Rights

No stock options or stock appreciation rights were granted to any of our directors or executive officers during the fiscal year ended August 31, 2007.

Option/ SAR Exercises

None of our directors or executive officers exercised any stock options or stock appreciation rights during the fiscal year ended August 31, 2007, and none of them holds unexercised stock options held as of such date.

Long Term Incentive Plan Awards

The Company has no long-term incentive plans.

Compensation of Directors

Our directors do not receive compensation for their services as directors.

Employment Contracts

There are no employment agreements between the Company and any of our directors or executive officers.

Item 11.	Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table lists, as of October 15, 2007, the number of shares of common stock of our Company that are beneficially owned by (i) each person or entity known to our Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 6,360,000 shares of our common stock issued and outstanding as of October 15, 2007. We do not have any outstanding options, warrants or other securities exercisable for or convertible into shares of our common stock. Unless otherwise indicated, the address of each person listed is c/o North Coast Partners, Inc., 909 Logan Street, Suite 7J, Denver, Colorado 80203.

Name of Beneficial Owner	Title Of Class	Amount and Nature of Beneficial Ownership	Percent of Class

Wong Peck Ling(1)	Common	806,000(3)	12.7%

Stamford Bridge Holdings Limited	Common	806,000(3)	12.7%

Mel Venkateswaran (1)	Common	240,000	3.8%

Don Montague (2)	N/A	0	0

Directors and Officers as a Group (3 persons)	Common	1,046,000	16.4%

(1) Director and Officer.
(2) Former Officer. Mr. Montague was the Secretary of the Company until he passed away on January 27, 2007.
(3)  Stamford Bridge Holdings Limited owns 806,000 shares of our common stock. Ms. Wong Peck Ling, our Chief Financial Officer and a director, is the sole shareholder of Stamford Bridge Holdings Limited and is deemed to beneficially own the shares owned by Stamford Bridge Holdings Limited.

Item 12.	Certain Relationships and Related Transactions, and Director Independence.

On February 7, 2005, North Coast borrowed $29,500 from one of our shareholders, Stamford Bridge Holdings Limited. The terms of the original promissory note were amended on March 7, 2005 to provide for an interest rate at the prevailing prime rate of Standard Chartered Bank plus 2% interest per annum, and the original due date of June 2005 was extended several times and is currently due in January 2008.

On September 8, 2005, North Coast borrowed an additional $10,500 from the same related party. The terms of the promissory note provide for an interest rate at the prevailing prime rate of Standard Chartered Bank plus 2% per annum, and the original due date of December 7, 2005 was extended several times and is currently due in January 2008.

In March 2006, North Coast borrowed an additional $20,050 from the same related party. The terms of the promissory note provide for an interest rate at the prevailing prime rate of Standard Chartered Bank plus 2% per annum, and the original due date of June 2, 2006 was extended several times and is currently due in January 2008.

In February 2007, North Coast borrowed an additional $5,000 from the same related party. The terms of the promissory note provide for an interest rate at the prevailing prime rate of Standard Chartered Bank plus 2% per annum, and the original due date of June 1, 2007 was extended several times and is currently due in January 2008.

In April 2007, North Coast borrowed an additional $5,000 from the same related party. The terms of the promissory note provide for an interest rate at the prevailing prime rate of Standard Chartered Bank plus 2% per annum, and the original due date of October 1, 2007 has been extended to January 2008.

All notes are unsecured, and contain a contingency clause stating that if the notes are not paid by the maturity date, they will become convertible at $0.10 per share at the option of the lender.

Director Independence

We are not subject to listing requirements of any national securities exchange or national securities association and, as a result, we are not at this time required to have our board comprised of a majority of “independent directors.” We do not believe that any of our directors currently meet the definition of “independent” as promulgated by the rules and regulations of the American Stock Exchange.

Item 13.	Exhibits.

Number	Description

3.1
Certificate of Incorporation (filed as Exhibit 3.1 to our registration statement on Form 10-SB filed with the SEC on February 8, 2000 (SEC File No. 000-29397) (the “2000 Form 10-SB”) and incorporated herein by reference).

Number	Description

3.2	Bylaws (filed as Exhibit 3.2 to the 2000 Form 10-SB and incorporated herein by reference).

10.1
Plan of Arrangement and Share Exchange Agreement dated for reference September 29, 2004, between North Coast Partners, Inc., Transworld Media Inc. and the Shareholders of Transworld Media Inc. (filed as Exhibit 10.1 to the Current Report on Form 8-K, dated December 13, 2004, filed with the SEC on December 15, 2004 (the “2004 Merger Form 8-K”) and incorporated herein by reference)

10.2
Order No. L042799 issued by the Supreme Court of British Columbia in the Matter of the Arrangement among Transworld Media Inc. and its members and North Coast Partners, Inc. (filed as Exhibit 10.2 to the 2004 Merger Form 8-K and incorporated herein by reference)

16.1
Letter from Pritchett Siler & Hardy, to the Securities and Exchange Commission, dated February 17, 2005, on the change in the certifying accountant (filed as Exhibit 16.1 to the Current Report on Form 8-K, dated February 15, 2005, filed with the SEC on February 17, 2005, and incorporated herein by reference)

31.1	Certification of Principal Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act*

31.2	Certification of Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act*

32.1	Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbanes-Oxley*

* Exhibit filed herewith.

Item 14.	Principal Accountant Fees and Services.

Malone & Bailey, PC are our independent auditors. We have no disagreement with our independent auditors on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure.

Audit Fees

The aggregate fees billed by Malone & Bailey, PC for professional services rendered for the audit of the Company's annual financial statements on Form 10-KSB and the review of the financial statements included in the Company’s quarterly reports on Form 10-QSB for the fiscal years ended August 31, 2007 and 2006 were $15,500 and $9,130, respectively.

Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company's financial statements for the fiscal years ended August 31, 2007 and 2006 were $0 and $0, respectively.

Tax Fees

The aggregate fees billed for tax compliance, tax advice and tax planning rendered by our independent auditors for the fiscal years ended August 31, 2007 and 2006 were $0 and $0, respectively.

All Other Fees

The aggregate fees billed for all other professional services rendered by our independent auditors for the fiscal years ended August 31, 2007 and 2006 were $0 and $0, respectively.

Policy on pre-approval of audit and permissible non-audit services

Our Board of Directors unanimously approved 100% of the fees paid to the principal accountant for audit-related, tax and other fees. Our Board of Directors pre-approves all non-audit services to be performed by the auditor. The percentage of hours expended on the principal accountant's engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTH COAST PARTNERS, INC.

October 18, 2007	By:	/s/ Mel Venkateswaran
	Name:	Mel Venkateswaran
	Title:	Chief Executive Officer and Director
(Principal Executive Officer)

October 18, 2007	By:	/s/ Wong Peck Ling
	Name:	Wong Peck Ling
	Title:	Chief Financial Officer and Director
(Principal Financial and Accounting
Officer)

Appendix IV

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-QSB

☒ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended November 30, 2007

☐ TRANSITIONAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ___________ to _____________

Commission File Number 000-29397

NORTH COAST PARTNERS, INC.
(Exact name of small business issuer as specified in its charter)

Delaware	33-0619528
(State or other jurisdiction of incorporation or	(I.R.S. Employer Identification No.)
organization)

909 Logan Street, Suite 7J, Denver, Colorado	80203
(Address of principal executive office)	(Zip Code)

Issuer’s telephone number: (516) 887-8200

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐  No ☒

The number of shares of the issuer’s common stock outstanding as of January 14, 2008 was 12,720,000.

Transitional Small Business Disclosure Format (Check One): Yes ☐  No ☒

NORTH COAST PARTNERS, INC.

FORM 10-QSB

For the Quarter November 30, 2007

INDEX

PAGE

PART I - FINANCIAL INFORMATION

Item 1. Financial Statements

Item 2. Management’s Discussion and Analysis or Plan of Operation

Item 3. Controls and Procedures

PART II - OTHER INFORMATION

Item 1. Legal Proceedings

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds

Item 3. Defaults Upon Senior Securities

Item 4. Submission of Matters to a Vote of Security Holders

Item 5. Other Information

Item 6. Exhibits

Signatures

PART I
FINANCIAL INFORMATION

Item 1.  Financial Statements

NORTH COAST PARTNERS, INC.
(a development stage company)
BALANCE SHEETS
(Unaudited)

	11/30/2007	8/31/2007
ASSETS
Current assets:

Cash	$613	$859

Total current assets	$613	$859

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:

Accounts payable	$22,191	$24,033
Accounts payable - related party	8,550	8,226
Accrued interest	11,888	9,981
Note payable - related party	82,050	70,050

Total current liabilities	124,679	112,290
Commitments and contingencies	-	-

Stockholders' deficit

Preferred stock, par value $.001, 1,000,000 shares
authorized; no shares issued and outstanding	-	-
Common stock, par value $.001, 20,000,000 shares authorized; 12,720,000 shares issued and outstanding	12,720	12,720
Additional paid in capital	(12,063)	(12,063)
Deficit accumulated during the development stage	(126,546)	(114,202)
Other comprehensive income:
Equity adjustment on foreign currency translation	1,823	2,114
Total stockholders' deficit	(124,066)	(111,431)

Total liabilities and stockholders' deficit	$613	$859

See accompanying notes to financial statements

NORTH COAST PARTNERS, INC.
(a development stage company)
STATEMENTS OF OPERATIONS
Three Months Ended November 30, 2007 and 2006, and
Period from July 23, 2001 (Inception) through November 30, 2007

			Inception
			through
	2007	2006	2007

Revenues	$-	$-	$2,091
Cost of sales	-	-	51
General and administrative expenses	10,437	3,846	116,698

Net loss from operations	(10,437)	(3,846)	(114,658)
Interest expense	1,907	749	11,888

Net loss	(12,344)	(4,595)	(126,546)

Other comprehensive income:
Foreign currency adjustment	(291)	(34)	1,823

Comprehensive loss	$(12,635)	$(4,629)	$(124,723)

Basic and diluted net loss per share	$(0.00)	$(0.00)	N/A

Basic and diluted weighted average
shares outstanding	12,720,000	12,720,000	N/A

See accompanying notes to financial statements

NORTH COAST PARTNERS, INC.
(a development stage company)
STATEMENTS OF CASH FLOW
Three Months Ended November, 2007 and 2006, and
Period from July 23, 2001 (Inception) through November 30, 2007

			Inception
			through
	2007	2006	2007
CASH FLOWS FROM OPERATING ACTIVITIES:

Net loss	$(12,344)	$(4,595)	$(126,546)

Adjustments to reconcile net loss to net
cash used in operating activities:
Changes in:
Inventory	-	57	-
Accounts payable	(1,842)	750	9,417
Accounts payable-related party	324	(99)	4,850
Accrued expenses	1,907	749	11,888

Net cash used in operating activities	(11,955)	(3,138)	(100,391)

CASH FLOWS FROM FINANCING ACTIVITIES:

Proceeds from note payable - related party	12,000	-	82,050
Issuance of common stock for cash	-	-	17,131

Net cash provided by financing activities	12,000	-	99,181

EFFECT OF EXCHANGE RATE ON CHANGES IN CASH	(291)	(34)	1,823

NET CHANGE IN CASH	(246)	(3,172)	613

CASH AND CASH EQUIVALENTS, beginning of period	859	11,539	-

CASH AND CASH EQUIVALENTS, end of period	$613	$8,367	$613

Supplemental Non-Cash Transactions:

Accounts payable due to reverse merger	$-	$-	$12,774
Accounts payable - related party due to
reverse merger	-	-	3,700

See accompanying notes to financial statements

NORTH COAST PARTNERS, INC.
(a development stage company)
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited interim financial statements of North Coast Partners, Inc. (“North Coast”) have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission (“SEC”), and should be read in conjunction with the audited financial statements and notes thereto contained in North Coast’s Annual Report filed with the SEC on Form 10-KSB. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for the interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements that would substantially duplicate the disclosures contained in the audited financial statements for fiscal 2007 as reported in the Form 10-KSB have been omitted.

NOTE 2 - NOTE PAYABLE-RELATED PARTY

In September 2007, we borrowed $12,000 from a related party. The note bears interest at the prevailing prime rate of 7% per annum, is unsecured, and is due March 12, 2008. The balance is convertible if not repaid at maturity at a conversion rate of $0.10 per share at the option of the lender.

NOTE 3 - GOING CONCERN

As shown in the accompanying financial statements, we incurred a net loss for the three months ended November 30, 2007. We also had an accumulated deficit and a working capital deficit as of November 30, 2007. These conditions raise substantial doubt as to North Coast Partners, Inc.’s ability to continue as a going concern. Management is trying to raise additional capital through sales of common stock. The financial statements do not include any adjustments that might be necessary if North Coast Partners, Inc. is unable to continue as a going concern.

NOTE 4—SUBSEQUENT EVENTS
On December 17, 2007, the Company notified the NASD of its intention to implement a 2 for 1 share dividend or forward stock split of its issued and outstanding common stock to the holders of record as of December 17, 2007. The forward stock became effective as of December 28, 2007. All share and per share amounts have been adjusted to reflect the split as if it had occurred on the first day of the first period presented.

Item 2. Management’s Discussion and Analysis Or Plan of Operation

As used in this Form 10-QSB, references to the "Company," the "Registrant,” we," "our" or "us" refer to North Coast Partners, Inc. unless the context otherwise indicates.

This Management’s Discussion and Analysis or Plan of Operations should be read in conjunction with the financial statements and the notes thereto.

Forward Looking Statements

The following discussion should be read in conjunction with our financial statements, which are included elsewhere in this Form 10-QSB. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of the Company. Our Company and our representatives may, from time to time, make written or verbal forward-looking statements, including statements contained in the our filings with the United States Securities and Exchange Commission and in its reports to shareholders. Generally, the inclusion of the words "believe", "expect", "intend", "estimate", "anticipate", "will", and similar expressions or the converse thereof, identify statements that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and that are intended to come within the safe harbor protection provided by those sections.

These forward-looking statements are subject to uncertainties and other factors that could cause actual results to differ materially from such statements as a result of a number of risks and uncertainties including: (a) those risks and uncertainties related to general economic conditions, (b) whether we are able to manage our planned growth efficiently and operate profitable operations, (c) whether we are able to generate sufficient revenues or obtain financing to sustain and grow our operations, and (d) whether we are able to successfully fulfill our primary requirements for cash.

Overview

Our Company was incorporated under the laws of the State of Delaware on April 20, 1994. From our incorporation and until December 13, 2004, we had no operating history other than organizational matters.

On December 13, 2004, we acquired Trans Media Inc. ("Trans Media"), a Wyoming corporation, by acquiring all of its issued and outstanding shares from its shareholders pursuant to a Plan of Arrangement and Share Exchange Agreement, dated September 29, 2004, among our Company, Trans Media, and all the shareholders of Trans Media. Pursuant to such agreement, the shareholders of Trans Media exchanged all of their 10,720,000 shares of common stock of Trans Media for 10,720,000shares of our Company's common stock, which represented 84.28% of the outstanding shares of our Company's common stock on a fully diluted basis. As a result of such share exchange, Trans Media became the wholly owned subsidiary of our Company. Such transaction was treated as a reverse merger of Trans Media, and Trans Media is the continuing entity for financial reporting purposes.

Trans Media was incorporated in the province of British Columbia on July 23, 2001 as 631411 B.C., LTD, and renamed Transworld Media, Inc. on October 28, 2002. It was reincorporated in Wyoming and renamed Trans Media, Inc. on November 18, 2004. Since October 2002, Trans Media has been engaged in the production and distribution of musical CD's and musical performances targeted to the South Asian immigrants residing in North America.

On December 17, 2007, the Company notified the NASD of its intention to implement a 2 for 1 share dividend or forward stock split of its issued and outstanding common stock to the holders of record as of December 17, 2007. The forward stock became effective as of December 28, 2007.

On November 6, 2007, Craig Moody was appointed as the Company’s new Chief Operating Officer. Although Mr. Moody was entitled to 600,000 shares pursuant to his employment agreement (as previously reported on the Current Report on Form 8-K filed on November 14, 2007), Mr. Moody relinquished his shares as of December 14, 2007. Contemporaneously, the Company has decided to start a new focus in its business objectives and operations towards the mobile communications industry. In particular, the Company intends to become a mobile enabler with the use of innovative applications and technologies together with its access to permission based mobile database in offering brand messaging and marketing platforms:

(a)	the Company plans to utilize mobile coupon technology for North America;
(b)
the Company plans on developing programs by combining various aspects of mobile phone technology platforms with a permission based mobile database through establishing relationships with affiliates and partners;

(c)	the Company also plans on developing programs for major brands that will provide compelling and targeted programs to their customers, while continuing to develop the Company’s mobile database;
(d)	the Company strives to deliver targeted advertising messages for consumer packaged goods.

As the Company recognizes this as a new opportunity and challenge, it intends to carry on with its existing business model of sale of musical CDs and offering musical performances. When the business model for the mobile communications industry is fully prepared by the Company and it has formed alliances and partnerships to enable its plan of operation to enter into the mobile communications industry, the Company will at that time, revisit the existing operation of sale of music CDs and offer of musical performances and will reconsider its corporate focus as a whole.

Plan of Operation

Through Trans Media we are engaged in the production and distribution of musical CD's and musical performances to the South Asian immigrant population residing in North America. We are in the development stage and have minimal revenues. We have completed production of eight (8) musical CD compositions and have developed 10,000 copies of such CD's for release and sale to the public. We intend to distribute and sell our CDs via our web site, which is currently under construction, and sales made at concerts and benefit performances. We have been active in community events to raise its profile and bring awareness to the South Asian population in North America, such as charity performances for the Heart Institute, the Diabetic Association, Hospice for Cancer, and a concert to aid the Tsunami victims of Sri Lanka.

We are in the process of completing our ninth CD for release. To this end, we have hired lyricists to write new songs aimed at festive occasions and celebrations. We expect to generate revenues by selling copies of our concerts and musical performances on CD's.

As of November 6, 2007, with the appointment of Craig Moody as the Company’s new Chief Executive Officer, the Company started an additional new focus in its business objectives and operations towards the mobile communications industry. It intends to retain its current business plan and operations in the sale of musical CDs and offer of musical performances. As the Company recognizes that it is embarking on a new opportunity and challenge within the mobile communications industry, it shall conduct its research, form its business plan and objectives and try to establish relationships with affiliates and partners in the field, while maintaining its current mode of business.

The Company’s new additional focus in its business objectives and operations is in the mobile communications industry. In particular, the Company intends to become a mobile enabler with the use of innovative applications and technologies together with its access to permission based mobile database in offering brand messaging and marketing platforms:

(e)	the Company plans to utilize mobile coupon technology for North America;
(f)
the Company plans on developing programs by combining various aspects of mobile phone technology platforms with a permission based mobile database through establishing relationships with affiliates and partners;

(g)	the Company also plans on developing programs for major brands that will provide compelling and targeted programs to their customers, while continuing to develop the Company’s mobile database;
(h)	the Company strives to deliver targeted advertising messages for consumer packaged goods.

There is no guarantee that such sales will be sufficient to satisfy our cash requirements. We may have to borrow money from shareholders or issue debt or equity or enter into a strategic arrangement with a third party. There can be no assurance that additional funds will be available to us. We currently have no agreements, arrangements or understandings with any person to obtain funds through bank loans, lines of credit or any other sources.

We do not expect to purchase or sell any significant equipment over the next twelve months. Once our business model is extended with intentions to be a mobile enabler in the mobile communications industry, we will hire management employees to assist with our extended growth strategy and operations.

Results of Operations

During the three months ended November 30, 2007 and November 30, 2006, respectively, we had no revenues. Operating expenses increased by $6,591 for the three months ended November 30, 2007 to $10,437, as compared to operating expenses of $3,846 for the three months ended November 30, 2006. These expenses consist of general administrative expenses and the fluctuations are primarily attributable to professional fees.

Liquidity and Capital Resources

As of November 30, 2007, we had $613 in available cash and a working capital deficit of $124,066.

On February 7, 2005, we borrowed $29,500 from a related party. The terms of the original promissory note were amended on March 7, 2005 to provide for an interest rate at the prevailing prime rate of Standard Chartered Bank plus 2% interest per annum, and the original due date of June 2005 was extended several times and is currently due on January 31, 2008.

On September 8, 2005, we borrowed an additional $10,500 from the same related party. The terms of the promissory note provide for an interest rate at the prevailing prime rate of Standard Chartered Bank plus 2% per annum, and the original due date of December 2005 was extended several times and is currently due on January 31, 2008.

In March 2006, we borrowed an additional $20,050 from the same related party. The note bears interest at the prevailing prime rate of Standard Chartered Bank plus 2% per annum, and the original due date of June 2006 was extended several times and is currently due on January 31, 2008.

In February 2007, we borrowed an additional $5,000 from the same related party. The note bears interest at the prevailing prime rate of Standard Chartered Bank plus 2% per annum, and the original due date of June 2007 was extended several times and is currently due on January 31, 2008.

In April 2007, we borrowed an additional $5,000 from the same related party. The note bears interest at the prevailing prime rate of Standard Chartered Bank plus 2% per annum, and the original due date of October 2007 was extended several times and is currently due on January 31, 2008.

In September 2007, we borrowed $12,000 from a related party. The note bears interest at the prevailing prime rate of 7% per annum, and is due and payable on March 12, 2008.

All notes are unsecured, and contain a contingency clause stating that if the notes are not paid by the maturity date, they will become convertible at $0.10 per share at the option of the lender.

While we expect to generate revenues by selling copies of our CD's and tickets to our musical performances, there is no guarantee that such sales will be sufficient to satisfy our cash requirements. Accordingly, we may have to raise funds to pay for our expenses. We may have to borrow money from shareholders or issue debt or equity or enter into an arrangement with a bank or third party. The Company currently has no agreements, arrangements or understandings with any person to obtain funds through bank loans, lines of credit or any other sources. There can be no assurance that additional capital will be available to us. Our inability to raise funds will have a severe negative impact on our ability to remain a viable company.

Going Concern

We incurred a net loss of $12,344 for the three months ended November 30, 2007. We also had an accumulated deficit of $126,546 and a working capital deficit of $124,066 as of November 30, 2007. These conditions raise substantial doubt as to North Coast Partners, Inc.’s ability to continue as a going concern.

The financial statements contained herein for the period ending November 30, 2007, have been prepared on a “going concern” basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. For the reasons discussed herein and in the footnotes to our financial statements included herein, there is a significant risk that we will be unable to continue as a going concern. Our audited financial statements included in our Annual Report on Form 10-KSB for the period ending August 31, 2007, contain additional note disclosures describing the circumstances that lead to this disclosure by our independent auditors.

Off Balance Sheet Arrangements

None.

Item 3. Controls and Procedures

Evaluation of Disclosure Controls and Procedures

Our disclosure controls and procedures are designed to ensure that information required to be disclosed in reports that we file or submit under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the United States Securities and Exchange Commission. Our Chief Executive Officer and Chief Financial Officer have reviewed the effectiveness of our "disclosure controls and procedures" (as defined in the Securities Exchange Act of 1934 Rules 13a-14(c) and 15d-14(c)) within the last ninety days.

Our Chief Executive Officer and Chief Financial Officer have concluded that as of the end of the period covered by this quarterly report on Form 10-QSB, such disclosure controls and procedures were not effective to ensure that information required to be disclosed by us in reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in Securities and Exchange Commission rules and forms, because of adjustments required by our auditors predominantly in the area of accrued expenses. Specifically, our auditors identified deficiencies in our internal controls and disclosure controls related to the expense recognition. Appropriate adjustments and footnote disclosures have been recorded and disclosed in our Interim Report on Form 10-QSB. We are evaluating a remediation plan to improve and strengthen our control processes and procedures to fully remedy these deficiencies. Our management and directors will continue to work with our auditors and other outside advisors to ensure that our controls and procedures are adequate and effective.

Changes in Internal Controls over Financial Reporting

There have been no changes in the Company's internal control over financial reporting during the last quarterly period covered by this report that have materially affected, or are reasonably likely to materially affect, the Company's internal control over financial reporting.

PART II.
OTHER INFORMATION

Item 1. Legal Proceedings

There are no pending legal proceedings to which the Company is a party or in which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or security holder is a party adverse to the Company or has a material interest adverse to the Company. The Company’s property is not the subject of any pending legal proceedings.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds

None.

Item 3. Defaults upon Senior Securities

None.

Item 4. Submission of Mattes to a Vote of Security Holders

None.

Item 5. Other Information

None.

Item 6. Exhibits.

Exhibit No.	Description

31.1	Rule 13a-14(a)/15d14(a) Certification of the Chief Executive Officer
31.2	Rule 13a-14(a)/15d14(a) Certification of the Chief Financial Officer

32.1	Section 1350 Certifications

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTH COAST PARTNERS, INC.

January 18, 2008	By:	/s/ Craig Moody
	Name:	Craig Moody
	Title:	Chief Executive Officer

Appendix V

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-QSB

☒ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended February 29, 2008

☐ TRANSITIONAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ___________ to _____________

Commission File Number 000-29397

NORTH COAST PARTNERS, INC.
(Exact name of small business issuer as specified in its charter)

Delaware	33-0619528
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

909 Logan Street, Suite 7J, Denver, Colorado	80203
(Address of principal executive office)	(Zip Code)

Issuer’s telephone number: (516) 887-8200

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐  No ☒

The number of shares of the issuer’s common stock outstanding as of April 11, 2008 was 12,720,000.

Transitional Small Business Disclosure Format (Check One): Yes ☐  No ☒

NORTH COAST PARTNERS, INC.

FORM 10-QSB

For the Quarter Ended February 29, 2008

2

PART I
FINANCIAL INFORMATION

Item 1.  Financial Statements

NORTH COAST PARTNERS, INC.
(a development stage company)
BALANCE SHEETS

	(Unaudited)
	2/29/2008	8/31/2007
ASSETS

Current assets:
Cash	$1,352	$859

Total current assets	$1,352	$859

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
Accounts payable	$25,561	$24,033
Accounts payable - related party	8,606	8,226
Accrued interest	13,476	9,981
Note payable - related party	90,506	70,050

Total current liabilities	138,149	112,290

Commitments and contingencies	-	-

Stockholders' deficit

Preferred stock, par value $.001, 1,000,000 shares authorized; no shares issued and outstanding	-	-
Common stock, par value $.001, 20,000,000 shares authorized; 12,720,000 shares issued and outstanding	12,720	12,720
Additional paid in capital	(12,063)	(12,063)
Deficit accumulated during the development stage	(139,234)	(114,202)
Other comprehensive income:
Equity adjustment on foreign currency translation	1,780	2,114

Total stockholders' deficit	(136,797)	(111,431)

Total liabilities and stockholders' deficit	$1,352	$859

See accompanying notes to financial statements

3

NORTH COAST PARTNERS, INC.
(a development stage company)
STATEMENTS OF OPERATIONS
Three and Six Months Ended February 29, 2008 and February 28, 2007, and
Period from July 23, 2001 (Inception) through February 29, 2008
(Unaudited)

					Inception
	Three Months Ended		Six Months Ended		through
	2008	2007	2008	2007	2008

Revenues	$-	$-	$-	$-	$2,091
Cost of sales	-	-	-	-	51
General and administrative expenses	11,100	6,501	21,537	10,347	127,798

Net loss from operations	(11,100)	(6,501)	(21,537)	(10,347)	(125,758)
Interest expense	1,588	768	3,495	1,517	13,476

Net loss	(12,688)	(7,269)	(25,032)	(11,864)	(139,234)

Other comprehensive income
Foreign currency adjustment	(43)	(53)	(334)	(87)	1,780

Comprehensive loss	$(12,731)	$(7,322)	$(25,366)	$(11,951)	$(137,454)

Basic and diluted net loss per share	$(0.00)	$(0.00)	$(0.00)	$(0.00)

Basic and diluted weighted average shares outstanding	12,720,000	12,720,000	12,720,000	12,720,000

See accompanying notes to financial statements

4

NORTH COAST PARTNERS, INC.
(a development stage company)
STATEMENTS OF CASH FLOW
Six Months Ended February 29, 2008 and February 28, 2007 and
Period from July 23, 2001 (Inception) through February 29, 2008
(Unaudited)

			Inception
			through
	2008	2007	2008
CASH FLOWS FROM OPERATING ACTIVITIES:

Net loss	$(25,032)	$(11,864)	$(139,234)

Adjustments to reconcile net loss to net cash used in operating activities:
Changes in:
Inventory	-	114	-
Accounts payable	1,528	(3,200)	12,787
Accounts payable-related party	380	(197)	4,906
Accrued interest	3,495	1,515	13,476

Net cash used in operating activities	(19,629)	(13,632)	(108,065)

CASH FLOWS FROM FINANCING ACTIVITIES:

Proceeds from note payable - related party	20,456	5,000	90,506
Issuance of common stock for cash	-	-	17,131

Net cash provided by financing activities	20,456	5,000	107,637

EFFECT OF EXCHANGE RATE ON CHANGES IN CASH	(334)	(87)	1,780

NET CHANGE IN CASH	493	(8,719)	1,352

CASH AND CASH EQUIVALENTS, beginning of period	859	11,539	-

CASH AND CASH EQUIVALENTS, end of period	$1,352	$2,820	$1,352

Supplemental Non-Cash Transactions:

Accounts payable due to reverse merger	$-	$-	$12,774
Accounts payable - related party due to reverse merger	$-	$-	$3,700

See accompanying notes to financial statements

5

NORTH COAST PARTNERS, INC.
(a development stage company)
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited interim financial statements of North Coast Partners, Inc. (“North Coast”) have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission (“SEC”), and should be read in conjunction with the audited financial statements and notes thereto contained in North Coast’s Annual Report filed with the SEC on Form 10-KSB. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for the interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements that would substantially duplicate the disclosures contained in the audited financial statements for fiscal 2007 as reported in the Form 10-KSB have been omitted.

NOTE 2 - NOTE PAYABLE-RELATED PARTY

In September 2007, we borrowed $12,000 from a related party. The note bears interest at the prevailing prime rate of 7% per annum, is unsecured, and is due June 30, 2008. The balance is convertible if not repaid at maturity at a conversion rate of $0.10 per share at the option of the lender.

In January 2008, we borrowed $6,500 from a related party. The note bears interest at the prevailing prime rate of 7% per annum, is unsecured, and is due June 30, 2008. The balance is convertible if not repaid at maturity at a conversion rate of $0.15 per share at the option of the lender.

In February 2008, we borrowed $1,956 from a related party. The note bears interest at the prevailing prime rate of 7% per annum, is unsecured, and is due June 30, 2008. The balance is convertible if not repaid at maturity at a conversion rate of $0.15 per share at the option of the lender.

All related party note payables due in the quarter ending February 29, 2008 were extended to either April 30, 2008.

NOTE 3 - GOING CONCERN

As shown in the accompanying financial statements, we incurred a net loss for the six months ended February 29, 2008. We also had an accumulated deficit and a working capital deficit as of February 29, 2008. These conditions raise substantial doubt as to North Coast Partners, Inc.’s ability to continue as a going concern. Management is trying to raise additional capital through sales of common stock. The financial statements do not include any adjustments that might be necessary if North Coast Partners, Inc. is unable to continue as a going concern.

NOTE 5—COMMON STOCK

On December 17, 2007, the Company notified the NASD of its intention to implement a 2 for 1 share dividend or forward stock split of its issued and outstanding common stock to the holders of record as of December 17, 2007. The forward stock became effective as of December 28, 2007. All share and per share amounts have been adjusted to reflect the split as if it had occurred on the first day of the first period presented.

6

Item 2. Management’s Discussion and Analysis Or Plan of Operation

As used in this Form 10-QSB, references to the "Company," the "Registrant,” we," "our" or "us" refer to North Coast Partners, Inc. unless the context otherwise indicates.

This Management’s Discussion and Analysis or Plan of Operations should be read in conjunction with the financial statements and the notes thereto.

Forward Looking Statements

The following discussion should be read in conjunction with our financial statements, which are included elsewhere in this Form 10-QSB. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of the Company. Our Company and our representatives may, from time to time, make written or verbal forward-looking statements, including statements contained herein and in the our other filings with the United States Securities and Exchange Commission (the “SEC”) and in our reports to shareholders. Generally, the inclusion of the words "believe", "expect", "intend", "estimate", "anticipate", "will", and similar expressions or the converse thereof, identify statements that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and that are intended to come within the safe harbor protection provided by those sections.

These forward-looking statements are subject to uncertainties and other factors that could cause actual results to differ materially from such statements as a result of a number of risks and uncertainties including: (a) those risks and uncertainties related to general economic conditions, (b) whether we are able to manage our planned growth efficiently and operate profitable operations, (c) whether we are able to generate sufficient revenues or obtain financing to sustain and grow our operations, and (d) whether we are able to successfully fulfill our primary requirements for cash.

Overview

Our Company was incorporated under the laws of the State of Delaware on April 20, 1994. From our incorporation and until December 13, 2004, we had no operating history other than organizational matters.

On December 13, 2004, we acquired Trans Media Inc. ("Trans Media"), a Wyoming corporation, by acquiring all of its issued and outstanding shares from its shareholders pursuant to a Plan of Arrangement and Share Exchange Agreement, dated September 29, 2004, among our Company, Trans Media, and all the shareholders of Trans Media. Pursuant to such agreement, the shareholders of Trans Media exchanged all of their 10,720,000 shares of common stock of Trans Media for 10,720,000 shares of our Company's common stock, which represented 84.28% of the outstanding shares of our Company's common stock on a fully diluted basis. As a result of such share exchange, Trans Media became the wholly owned subsidiary of our Company. Such transaction was treated as a reverse merger of Trans Media, and Trans Media is the continuing entity for financial reporting purposes.

Trans Media was incorporated in the province of British Columbia on July 23, 2001 as 631411 B.C., LTD, and renamed Transworld Media, Inc. on October 28, 2002. It was reincorporated in Wyoming and renamed Trans Media, Inc. on November 18, 2004. Since October 2002, Trans Media has been engaged in the production and distribution of musical CD's and musical performances targeted to the South Asian immigrants residing in North America.

7

On December 17, 2007, the Company notified the NASD of its intention to implement a 2 for 1 share dividend or forward stock split of its issued and outstanding common stock to the holders of record as of December 17, 2007. The forward stock became effective as of December 28, 2007.

On November 6, 2007, Craig Moody was appointed as the Company’s new Chief Executive Officer. Although Mr. Moody was entitled to 600,000 shares pursuant to his employment agreement (as previously reported on the Current Report on Form 8-K filed on November 14, 2007), Mr. Moody relinquished his shares as of December 14, 2007. Contemporaneously, the Company decided to pursue a new, additional line of business in the mobile communications industry. Specifically, the Company intends to become a mobile enabler, by developing innovative applications and technologies that access a permission based mobile database, which the Company is developing. These applications will be designed to provide our client’s with targeted brand messaging and other innovative marketing platforms:

(a)	the Company plans to utilize technological platforms for mobile advertising, including, among other things, mobile coupon technology;
(b)	the Company plans to develop applications that draw on various mobile phone technology platforms and provide access to a permission based mobile database that the Company is developing;
(c)
the Company also plans to develop marketing programs for major brands, which will provide compelling and targeted advertising to their customers, while continuing to develop the Company’s mobile database.

The Company recognizes this as a new opportunity and challenge, and intends to carry on with its existing business model of sale of musical CDs and offering musical performances for sale at musical performances and through requests from South Asian retail stores from time to time.  Musical performances are also conducted upon request at concert hall venues. When the business model for the mobile communications industry is fully prepared by the Company and it has formed the necessary alliances and partnerships, the Company will revisit its existing business model and reconsider its corporate focus as a whole.

Plan of Operation

Through Trans Media we are engaged in the production and distribution of musical CD's and musical performances to the South Asian immigrant population residing in North America. We are in the development stage and have minimal revenues. We have completed production of eight (8) musical CD compositions and have developed 10,000 copies of such CD's for release and sale to the public. We intend to distribute and sell our CDs via our web site, which is currently under construction, and sales made at concerts and benefit performances. We have been active in community events, in our efforts to raise the profile of music targeted to the South Asian community and better define our target market, the South Asian population in North America, such as charity performances for the Heart Institute, the Diabetic Association, Hospice for Cancer, and a concert to aid the Tsunami victims of Sri Lanka.

8

We are in the process of completing our ninth CD for release. To this end, we have hired lyricists to write new songs aimed at festive occasions and celebrations. We expect to generate revenues by selling copies of our concerts and musical performances on CD's.

New Line of Business

As of November 6, 2007, with the appointment of Craig Moody as the Company’s new Chief Executive Officer, the Company started a new, additional line of business in the mobile communications industry. The Company intends to retain its current business plan and operations in the sale of musical CDs and offering musical performances. As the Company recognizes that it is embarking on a new opportunity and challenge within the mobile communications industry, it shall conduct its research, form its business plan and objectives and try to establish relationships with affiliates and partners in the field, while maintaining its current mode of business.

The Company’s new, additional focus in its business objectives and operations is in the mobile communications industry. Specifically, the Company intends to become a mobile enabler, by developing innovative applications and technologies that access a permission based mobile database, which the Company is developing, and offering targeted brand messaging and other innovative marketing platforms:

(a)	the Company plans to utilize technological platforms for mobile advertising, including, among other things, mobile coupon technology;
(b)	the Company plans to develop applications that draw on various mobile phone technology platforms and provide access to a permission based mobile database that the Company is developing;
(c)
the Company also plans to develop marketing programs for major brands, which will provide compelling and targeted advertising to their customers, while continuing to develop the Company’s mobile database.

There is no guarantee that such sales will be sufficient to satisfy our cash requirements. We may have to borrow money from shareholders or issue debt or equity or enter into a strategic arrangement with a third party. There can be no assurance that additional funds will be available to us. We currently have no agreements, arrangements or understandings with any person to obtain funds through bank loans, lines of credit or any other sources.

We do not expect to purchase or sell any significant equipment over the next twelve months. Once our business model is extended with intentions to be a mobile enabler in the mobile communications industry, we will hire management employees to assist with our extended growth strategy and operations.

Results of Operations

During the three and six months ended February 29, 2008 we had no revenues. Operating expenses increased by $4,599 for the three months ended February 29, 2008 to $11,100, as compared to operating expenses of $6,501 for the three months ended February 28, 2007. For the six months ended February 29, 2008, operating expenses increased by $11,190 to $21,537, as compared to operating expenses of $10,347 for the six months ended February 28, 2007.

9

These expenses consist of general administrative expenses and the fluctuations are primarily attributable to professional fees.

Liquidity and Capital Resources

As of February 29, 2008, we had $1,352 in available cash and a working capital deficit of $136,797.

On February 7, 2005, we borrowed $29,500 from a related party. The terms of the original promissory note were amended on March 7, 2005 to provide for an interest rate at the prevailing prime rate of Standard Chartered Bank plus 2% per annum, and the original due date of June 2005 was extended several times and is currently June 30, 2008.

On September 8, 2005, we borrowed an additional $10,500 from the same related party. The terms of the promissory note provide for an interest rate at the prevailing prime rate of Standard Chartered Bank plus 2% per annum, and the original due date of December 2005 was extended several times and is currently June 30, 2008.

In March 2006, we borrowed an additional $20,050 from the same related party. The note bears interest at the prevailing prime rate of Standard Chartered Bank plus 2% per annum, and the original due date of June 2006 was extended several times and is currently June 30, 2008.

In February 2007, we borrowed an additional $5,000 from the same related party. The note bears interest at the prevailing prime rate of Standard Chartered Bank plus 2% per annum, and the original due date of June 2007 was extended several times and is currently June 30, 2008.

In April 2007, we borrowed an additional $5,000 from the same related party. The note bears interest at the prevailing prime rate of Standard Chartered Bank plus 2% per annum, and the original due date of October 2007 was extended several times and is currently June 30, 2008.

In September 2007, we borrowed $12,000 from a related party. The note bears interest at the prevailing prime rate of 7% per annum, and is due and payable on June 30, 2008.

All of the above notes are unsecured, and contain a contingency clause stating that if the notes are not paid by the maturity date, they will become convertible at $0.10 per share at the option of the lender.

In January 2008, we borrowed $6,500 from a related party. The note bears interest at the rate of 7% per annum, is unsecured, and is due June 30, 2008. The balance is convertible if not repaid at maturity at a conversion rate of $0.15 per share at the option of the lender.

In February 2008, we borrowed $1,956 from a related party. The note bears interest at the rate of 7% per annum, is unsecured, and is due June 30, 2008. The balance is convertible if not repaid at maturity at a conversion rate of $0.15 per share at the option of the lender.

While we expect to generate revenues by selling copies of our CD's and tickets to our musical performances, there is no guarantee that such sales will be sufficient to satisfy our cash requirements. Accordingly, we may have to raise funds to pay for our expenses. We may have to borrow money from shareholders or issue debt or equity or enter into an arrangement with a bank or third party. The Company currently has no agreements, arrangements or understandings with any person to obtain funds through bank loans, lines of credit or any other sources. There can be no assurance that additional capital will be available to us. Our inability to raise funds will have a severe negative impact on our ability to remain a viable company.

10

Going Concern

We incurred a net loss of $25,032 for the six months ended February 29, 2008. We also had an accumulated deficit of $139,234 and a working capital deficit of $136,797 as of February 29, 2008. These conditions raise substantial doubt as to our ability to continue as a going concern.

The financial statements contained herein for the period ending February 29, 2008, have been prepared on a “going concern” basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. For the reasons discussed herein and in the footnotes to our financial statements included herein, there is a significant risk that we will be unable to continue as a going concern. Our audited financial statements included in our Annual Report on Form 10-KSB for the period ending August 31, 2007, contain additional note disclosures describing the circumstances that lead to this disclosure by our independent auditors.

Off Balance Sheet Arrangements

None.

Item 3. Controls and Procedures

Evaluation of Disclosure Controls and Procedures

Our disclosure controls and procedures are designed to ensure that information required to be disclosed in reports that we file or submit under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the United States Securities and Exchange Commission. Our Chief Executive Officer and Chief Financial Officer have reviewed the effectiveness of our "disclosure controls and procedures" (as defined in the Securities Exchange Act of 1934 Rules 13a-15(e) and 15d-15(e)) within the last ninety days.

Our Chief Executive Officer and Chief Financial Officer have concluded that as of the end of the period covered by this quarterly report on Form 10-QSB, such disclosure controls and procedures were not effective to ensure that information required to be disclosed by us in reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in Securities and Exchange Commission rules and forms, because of the  lack of segregation of duties in financial reporting, as all our accounting functions are performed by one person with no additional internal oversight, because our Company does not have an audit committee.  This is due to the Company’s lack of working capital to hire additional staff.  To remedy this, we intend to engage another accountant to assist with financial reporting as soon as our finances will allow.

Changes in Internal Controls over Financial Reporting

There have been no changes in the Company's internal control over financial reporting during the last quarterly period covered by this report that have materially affected, or are reasonably likely to materially affect, the Company's internal control over financial reporting.

11

PART II.
OTHER INFORMATION

Item 1. Legal Proceedings

There are no pending legal proceedings to which the Company is a party or in which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or security holder is a party adverse to the Company or has a material interest adverse to the Company. The Company’s property is not the subject of any pending legal proceedings.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds

None.

Item 3. Defaults upon Senior Securities

None.

Item 4. Submission of Mattes to a Vote of Security Holders

None.

Item 5. Other Information

None.

Item 6. Exhibits.

Exhibit No.	Description

31.1	Rule 13a-14(a)/15d14(a) Certification of the Chief Executive Officer
31.2	Rule 13a-14(a)/15d14(a) Certification of the Chief Financial Officer
32.1	Section 1350 Certifications

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTH COAST PARTNERS, INC.

April 11, 2008	By:	/s/ Craig Moody
Name: Craig Moody
Title: Chief Executive Officer

12

Appendix VI

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-QSB

☒ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended May 31, 2008

☐ TRANSITIONAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ___________ to _____________

Commission File Number 000-29397

NORTH COAST PARTNERS, INC.
(Exact name of small business issuer as specified in its charter)

Delaware	33-0619528
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4957 Lakemont Blvd, Suite 239
Bellevue, Washington, 98006
(Address of principal executive office)

Issuer’s telephone number: (516) 887-8200

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐  No ☒

The number of shares of the issuer’s common stock outstanding as of July 11, 2008 was 13,080,000.

Transitional Small Business Disclosure Format (Check One): Yes ☐  No ☒

NORTH COAST PARTNERS, INC.

FORM 10-QSB

For the Quarter Ended May 31, 2008

PART I - FINANCIAL INFORMATION

NORTH COAST PARTNERS, INC.
(a development stage company)
BALANCE SHEETS
(Unaudited)

	May 31, 2008	August 31, 2007
ASSETS

Current assets:
Cash	$1,498	$859

Total current assets	$1,498	$859

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
Accounts payable	$40,880	$24,033
Accounts payable - related party	8,539	8,226
Accrued interest	15,617	9,981
Notes payable - related party	-	70,050
Notes payable other	139,272	-

Total current liabilities	204,308	112,290

Commitments and contingencies	-	-

Stockholders' deficit

Preferred stock, par value $.001, 1,000,000 shares
authorized; no shares issued and outstanding	-	-
Common stock, par value $.001, 20,000,000 shares
authorized; 13,080,000 and 12,720,000 shares issued and outstanding	13,080	12,720
Additional paid in capital	327,627	(12,063)
Deficit accumulated during the development stage	(544,754)	(114,202)
Other comprehensive income:
Equity adjustment on foreign currency translation	1,237	2,114

Total stockholders' deficit	(202,810)	(111,431)

Total liabilities and stockholders' deficit	$1,498	$859

See accompanying notes to the financial statements

3

NORTH COAST PARTNERS, INC.
(a development stage company)
STATEMENTS OF OPERATIONS
Three and Nine Months Ended May 31, 2008 and May 31, 2007, and
Period from July 23, 2001 (Inception) through May 31, 2008
(Unaudited)

					Inception
	Three Months Ended		Nine Months Ended		through
	2008	2007	2008	2007	2008

Revenues	$-	$-	$-	$-	$2,091
Cost of sales	-	-	-	-	51
General and administrative expenses	333,329	3,461	354,866	13,808	461,127

Net loss from operations	(333,329)	(3,461)	(354,866)	(13,808)	(459,087)
Interest expense	72,191	871	75,686	2,388	85,667

Net loss	(405,520)	(4,332)	(430,552)	(16,196)	(544,754)

Other comprehensive income
Foreign currency adjustment	(543)	(144)	(877)	(231)	1,237

Comprehensive loss	$(406,063)	$(4,476)	$(431,429)	$(16,427)	$(543,517)

Basic and diluted net
loss per share	$(0.03)	$(0.00)	$(0.03)	$(0.00)

Basic and diluted weighted average
shares outstanding	12,786,522	12,720,000	12,742,336	12,720,000

4

NORTH COAST PARTNERS, INC.
(a development stage company)
STATEMENTS OF CASH FLOW
Nine Months Ended May 31, 2008 and May 31, 2007 and
Period from July 23, 2001 (Inception) through May 31, 2008
(Unaudited)

			Inception
			through
	2008	2007	2008
CASH FLOWS FROM OPERATING ACTIVITIES:

Net loss	$(430,552)	$(16,196)	$(544,754)
Adjustments to reconcile net loss to net
cash used in operating activities:
Issuance of common stock for services	270,000	-	270,000
Amortization of beneficial conversion feature	70,050	-	70,050
Changes in:
Inventory	-	(80)	-
Accounts payable	16,847	(6,000)	28,106
Accounts payable-related paty	313	141	4,839
Accrued interest	5,636	2,387	15,617

Net cash used in operating activities	(67,706)	(19,748)	(156,142)

CASH FLOWS FROM FINANCING ACTIVITIES:

Proceeds from note payable - related party	12,000	10,000	139,272
Proceeds from notes payable - other	57,222	-	-
Issuance of common stock for cash	-	-	17,131

Net cash provided by financing activities	69,222	10,000	156,403

EFFECT OF EXCHANGE RATE ON CHANGES IN CASH	(877)	(231)	1,237

NET CHANGE IN CASH	639	(9,979)	1,498

CASH AND CASH EQUIVALENTS, beginning of period	859	11,539	-

CASH AND CASH EQUIVALENTS, end of period	$1,498	$1,560	$1,498

Supplemental Non-Cash Transactions:

Accounts payable due to reverse merger	$-	$-	$12,774
Accounts payable - related party due to
reverse merger	$-	$-	$3,700

See accompanying notes to the financial statements

5

NORTH COAST PARTNERS, INC.
(a development stage company)
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited interim financial statements of North Coast Partners, Inc. have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission, and should be read in conjunction with the audited financial statements and notes thereto contained in North Coast’s Annual Report filed with the SEC on Form 10-KSB. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for the interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements that would substantially duplicate the disclosures contained in the audited financial statements for fiscal 2007 as reported in the Form 10-KSB have been omitted.

NOTE 2 - GOING CONCERN

As shown in the accompanying financial statements, North Coast incurred a net loss for the nine months ended May 31, 2008. North Coast also had an accumulated deficit and a working capital deficit as of May 31, 2008. These conditions raise substantial doubt as to North Coast Partners, Inc.’s ability to continue as a going concern. Management is trying to raise additional capital through sales of common stock. The financial statements do not include any adjustments that might be necessary if North Coast Partners, Inc. is unable to continue as a going concern.

NOTE 3 - NOTES PAYABLE - RELATED PARTY

In September 2007, North Coast borrowed $12,000 from a related party. The note bears interest at 7% per annum, is unsecured, and is due June 30, 2008. The balance is convertible if not repaid at maturity at a conversion rate of $0.10 per share at the option of the lender. In July 2008, the note was converted. See note 7 for details.

Related party notes totaling $70,050 that matured on April 30, 2008 were assigned by the lender to a third party individual investor in May 2008. In July 2008, the notes were converted. See note 7 for details. The notes were originally convertible only at maturity. The contingent conversion feature was triggered on April 30, 2008 when they matured without renewal. North Coast evaluated the conversion features under EITF’s 98-5 and 00-27 and determined the notes contained beneficial conversion features totaling $70,050. The $70,050 was treated as a discount to the notes payable and a credit to additional paid in capital. The $70,050 was immediately amortized into interest expense due to the notes being mature at the time the contingency was triggered.

6

NOTE 4 - NOTES PAYABLE - OTHER

In January and February 2008, North Coast borrowed $6,500 and $1,956, respectively, from a previous member of our Board of Directors. The notes bear interest at 7% per annum, are unsecured, and are due November 30, 2008. The balances are convertible if not repaid at maturity at a conversion rate of $0.15 per share at the option of the lender.

In March 2008, North Coast borrowed $9,880 and $5,788 from a previous member of our Board of Directors. The notes bear interest at 7% per annum, are unsecured, and are due September 30, 2008. The balances are convertible if not repaid at maturity at a conversion rate of $0.15 per share at the option of the lender.

In April and May 2008, North Coast borrowed $3,578 and $18,400, respectively, from a previous member of our Board of Directors. The notes bear interest at 7% per annum, are unsecured, and are due November 30, 2008. The balances are convertible if not repaid at maturity at a conversion rate of $0.15 per share at the option of the lender.

In May 2008, North Coast borrowed $6,180 and $4,940 from a previous member of our Board of Directors. The notes bear interest at 7% per annum, are unsecured, and are due November 30, 2008. The balances are convertible if not repaid at maturity at a conversion rate of $0.30 per share at the option of the lender.

NOTE 5—COMMON STOCK

On December 28, 2007, North Coast declared a 2 for 1 share dividend or forward stock split of its issued and outstanding common stock to the holders of record as of December 17, 2007. All share and per share amounts have been adjusted to reflect the split as if it had occurred on the first day of the first period presented.

On May 15, 2008, North Coast issued 360,000 shares of common stock to its president for services rendered. Compensation expense of $270,000 was recorded related to issuance of these shares.

NOTE 6 - MERGER AGREEMENT

On May 7, 2008 North Coast Partners, Inc., its wholly owned subsidiary North Coast Acquisition Corp., a Delaware corporation (“Acquisition Corp.”), and Montavo, Inc., a privately-held Washington corporation, executed a merger agreement. Pursuant to its terms, Acquisition Corp. will merge into Montavo, with Montavo being the surviving entity as a wholly owned subsidiary of North Coast. Upon the effective time of the merger, all of the issued and outstanding common stock of Montavo, other than the stock held by stockholders who properly demand appraisal rights of their shares, shall exchange the shares owned by them for newly issued restricted shares of common stock of North Coast. It is anticipated that approximately 11,700,000 shares of common stock of North Coast will be issued to the shareholders of Montavo at the closing of the merger. However, in the event that North Coast does not consummate a merger or business combination with any other company within 90 days of the closing of the merger, the stockholders of Montavo will be entitled to receive additional shares in excess of the 11,700,000 shares. Upon the issuance of these additional shares, the stockholders of Montavo will beneficially own, in the aggregate, sixty percent (60%) of the issued and outstanding shares of common stock of North Coast, on a fully diluted basis. In contemplation of the merger, North Coast will file with the Secretary of State of Delaware an amendment to its certificate of incorporation, in order to increase its authorized share capital and change its name to Montavo, Inc.

7

Montavo is a Washington corporation formed on December 23, 2004 and has developed a mobile Location Based Services marketing solution for wireless carriers, mobile handsets manufacturers, wireless carrier/device software aggregators, personal navigation device manufacturers, and vehicle manufacturers. Montavo has a patent pending technology filed for “method and distribution system for location based wireless presentation of electronic coupons”.

NOTE 7—SUBSEQUENT EVENTS

In September 2007, North Coast borrowed $12,000 from a related party. On July 1, 2008, the lender assigned the note to a previous member of our Board of Directors, who agreed to accept 120,000 shares of common stock in complete satisfaction of principal and accrued interest. Accrued interest at May 31, 2008 totaled $670.

Related party notes totaling $60,050 that matured on April 30, 2008 were assigned by the lender to a third party individual investor on May 1, 2008. On June 23, 2008, the investor agreed to accept 600,000 shares of common stock in complete satisfaction of principal and accrued interest. Accrued interest at May 31, 2008 totaled $13,162.

Related party notes totaling $10,000 that matured on April 30, 2008 were assigned by the lender to a third party individual investor on May 2, 2008. On June 23, 2008, the investor agreed to accept 100,000 shares of common stock in complete satisfaction of principal and accrued interest. Accrued interest at May 31, 2008 totaled $1,113.

8

Item 2. Management’s Discussion and Analysis Or Plan of Operation

As used in this Form 10-QSB, references to the "Company," the "Registrant,” we," "our" or "us" refer to North Coast Partners, Inc. unless the context otherwise indicates.

This Management’s Discussion and Analysis or Plan of Operations should be read in conjunction with the financial statements and the notes thereto.

Forward Looking Statements

The following discussion should be read in conjunction with our financial statements, which are included elsewhere in this Form 10-QSB. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of the Company. Our Company and our representatives may, from time to time, make written or verbal forward-looking statements, including statements contained herein and in the our other filings with the United States Securities and Exchange Commission (the “SEC”) and in our reports to shareholders. Generally, the inclusion of the words "believe", "expect", "intend", "estimate", "anticipate", "will", and similar expressions or the converse thereof, identify statements that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and that are intended to come within the safe harbor protection provided by those sections.

These forward-looking statements are subject to uncertainties and other factors that could cause actual results to differ materially from such statements as a result of a number of risks and uncertainties including: (a) those risks and uncertainties related to general economic conditions, (b) whether we are able to manage our planned growth efficiently and operate profitable operations, (c) whether we are able to generate sufficient revenues or obtain financing to sustain and grow our operations, and (d) whether we are able to successfully fulfill our primary requirements for cash.

Overview

Our Company was incorporated under the laws of the State of Delaware on April 20, 1994. From our incorporation and until December 13, 2004, we had no operating history other than organizational matters.

On December 13, 2004, we acquired Trans Media Inc. ("Trans Media"), a Wyoming corporation, by acquiring all of its issued and outstanding shares from its shareholders pursuant to a Plan of Arrangement and Share Exchange Agreement, dated September 29, 2004, among our Company, Trans Media, and all the shareholders of Trans Media. Pursuant to such agreement, the shareholders of Trans Media exchanged all of their 10,720,000 shares of common stock of Trans Media for 10,720,000 shares of our Company's common stock, which represented 84.28% of the outstanding shares of our Company's common stock on a fully diluted basis. As a result of such share exchange, Trans Media became the wholly owned subsidiary of our Company. Such transaction was treated as a reverse merger of Trans Media, and Trans Media is the continuing entity for financial reporting purposes.

Trans Media was incorporated in the province of British Columbia on July 23, 2001 as 631411 B.C., LTD, and renamed Transworld Media, Inc. on October 28, 2002. It was reincorporated in Wyoming and renamed Trans Media, Inc. on November 18, 2004. Since October 2002, Trans Media has been engaged in the production and distribution of musical CD's and musical performances targeted to the South Asian immigrants residing in North America.

9

On December 17, 2007, the Company notified the NASD of its intention to implement a 2 for 1 share dividend or forward stock split of its issued and outstanding common stock to the holders of record as of December 17, 2007. The forward stock became effective as of December 28, 2007.

On November 6, 2007, Craig Moody was appointed as the Company’s Chief Executive Officer. Although Mr. Moody was entitled to 600,000 shares pursuant to his employment agreement (as previously reported on the Current Report on Form 8-K filed on November 14, 2007), Mr. Moody relinquished his shares as of December 14, 2007, and subsequently submitted his resignation on May 6, 2008. The Company and Mr. Moody executed a Mutual Release Agreement, pursuant to which North Coast paid Mr. Moody $17,000.

On May 6, 2008 the Board of Directors of the Registrant appointed Robert Montesano as President, to serve at the discretion of the Board of Directors until his successor is duly qualified and appointed.

On May 8, 2008, the Board of Directors of the Registrant appointed (i) Brook W. Lang, as Chief Executive Officer, and (ii) Brian Conte, as Chief Development Officer, each to serve at the discretion of the Board of Directors, until his successor is duly qualified and appointed.

New Line of Business - Plan of Operation

The Company has decided to pursue a new, additional line of business in the mobile communications industry. While the Company intends to retain its current business plan and operations in the sale of musical CDs and offering musical performances, the Company also intends to become a mobile enabler by developing innovative applications and technologies that access to permission based mobile database which the Company is developing, and offering targeted brand messaging and other innovative marketing platforms:

(a)	the Company plans to utilize technological platforms for mobile advertising, including among other things; to mobile coupon technology;

(b)
the Company plans on developing programs by combining various aspects of mobile phone technology platforms with a permission based mobile database through establishing relationships with affiliates and partners;

(c)	the Company also plans on developing programs for major brands that will provide compelling and targeted programs to their customers, while continuing to develop the Company’s mobile database.

In furtherance of its efforts to enter the mobile communications industry, on May 7, 2008 the Registrant, its wholly owned subsidiary, North Coast Acquisition Corp., a Delaware corporation (“Acquisition Corp.”), and Montavo, Inc., a privately-held Washington corporation (“Montavo”), executed an Agreement (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, Acquisition Corp. will merge with and into Montavo, with Montavo being the surviving entity as a wholly owned subsidiary of the Registrant. As described below, upon the effective time of the merger, all of the issued and outstanding common stock of Montavo, other than the stock held by stockholders who properly demand appraisal rights of their shares, shall exchange the shares owned by them for newly issued restricted shares of common stock of the Registrant. It is anticipated that approximately 11,700,000 shares of common stock of the Registrant will be issued to the shareholders of Montavo at the closing of the merger. However, in the event that, the Registrant does not consummate a merger or business combination with any other company within 90 days of the closing of the merger, the stockholders of Montavo will be entitled to receive additional shares, in excess to the 11,700,000 shares (the “Additional Shares”). Upon the issuance of the Additional Shares, the stockholders of Montavo will beneficially own, in the aggregate, sixty percent (60%) of the issued and outstanding shares of common stock of the Registrant, on a fully diluted basis. In contemplation of the merger, the Registrant will file with the Secretary of State of Delaware, an amendment to its certificate of incorporation, in order to increase its authorized share capital and change its name to Montavo, Inc.

10

Montavo is a Washington corporation formed on December 23, 2004 and has developed a mobile Location Based Services (LBS) marketing solution for wireless carriers, mobile handsets mfg.’s, wireless carrier/device software aggregators, personal navigation device (PND’s) mfg.’s, and vehicle manufacturers. Montavo has a patent pending technology filed for “method and distribution system for location based wireless presentation of electronic coupons”.

Its application is two-fold:
(a)
With Montavo’s proprietary mDeal-Finder mobile search and content offering, it provides mobile phone users with offers, incentives and discounts from merchants (stores, restaurants, etc.) and directs them turn-by-turn to the merchant locations. This form of mobile marketing can be for push and pull type regular mobile advertisements and mobile coupons, without a data connection present at the point of sales and zero point of sales or salesperson integration; and

(b)	the backend technology enables generation of reports on sales/profits derived from its mobile advertising media technology.

Its application has a user interface which has been designed for:

Portability - to provide access to broad markets of current and future wireless mobile phones;

Simplicity - consumers are able to extract results with a minimal number of key entries; and

Branding - to build brand awareness and provide loyalty incentive programs and to give national brand advertisers an opportunity to personalize their service and offerings to their customers.

We do not expect to purchase or sell any significant equipment over the next twelve months. Once our business model is extended with intentions to be a mobile enabler in the mobile communications industry, we will hire management employees to assist with our extended growth strategy and operations.

11

Results of Operations

During the three and nine months ended May 31, 2008 we had no revenues.

Operating expenses increased by $329,868 for the three months ended May 31, 2008 to $333,329, as compared to operating expenses of $3,461 for the three months ended May 31, 2007. The increased expenses include $28,656 in professional, legal and filing fees, marketing expense of $10,000, web site expense of $2,757, severance compensation paid to our prior Chief Executive Office in the amount of $17,000, and stock based compensation valued at $270,000 paid to the Company’s President.

For the nine months ended May 31, 2008, operating expenses increased by $341,058 to $354,866, as compared to operating expenses of $13,808 for the nine months ended May 31, 2007. The increased expenses include $36,126 in professional, legal and filing fees, marketing expense of $10,000, web site expense of $5,757, severance compensation paid to our prior Chief Executive Office in the amount of $17,000 and stock based compensation valued at $270,000 paid to the Company’s President.

Liquidity and Capital Resources

As of May 31, 2008, we had $1,498 in available cash and a working capital deficit of $202,810.

On February 7, 2005, we borrowed $29,500 from a related party. On subsequent dates through April 3, 2007, we borrowed additional amounts from the related party totaling $40,550. These notes, totaling $70,050, were assigned by the lender to third party individual investors in May 2008. On June 23, 2008, the investors agreed to accept 700,000 shares of common stock in complete satisfaction of principal and accrued interest. Accrued interest at May 31, 2008 totaled $14,275.

In September 2007, we borrowed $12,000 from a related party. On July 1, 2008, the lender agreed to accept 120,000 shares of common stock in complete satisfaction of principal and accrued interest. Accrued interest at May 31, 2008 totaled $670.

In January 2008, we borrowed $6,500 from a previous member of our Board of Directors. The note bears interest at the prevailing prime rate of 7% per annum, is unsecured, and is due November 30, 2008. The balance is convertible if not repaid at maturity at a conversion rate of $0.15 per share at the option of the lender.

In February 2008, we borrowed $1,956 from a previous member of our Board of Directors. The note bears interest at the prevailing prime rate of 7% per annum, is unsecured, and is due November 30, 2008. The balance is convertible if not repaid at maturity at a conversion rate of $0.15 per share at the option of the lender.

In March 2008, we borrowed $9,880 and $5,788 from a previous member of our Board of Directors. The notes bear interest at the prevailing prime rate of 7% per annum, are unsecured, and are due September 30, 2008. The balance is convertible if not repaid at maturity at a conversion rate of $0.15 per share at the option of the lender.

In April 2008, we borrowed $3,578 from a previous member of our Board of Directors. The note bears interest at the prevailing prime rate of 7% per annum, is unsecured, and is due November 30, 2008. The balance is convertible if not repaid at maturity at a conversion rate of $0.15 per share at the option of the lender.

In May 2008, we borrowed $18,400 from a previous member of our Board of Directors. The note bears interest at the prevailing prime rate of 7% per annum, is unsecured, and is due November 30, 2008. The balance is convertible if not repaid at maturity at a conversion rate of $0.15 per share at the option of the lender.

12

In May 2008, we borrowed $6,180 and $4,940 from a previous member of our Board of Directors. The notes bear interest at the prevailing prime rate of 7% per annum, are unsecured, and are due November 30, 2008. The balance is convertible if not repaid at maturity at a conversion rate of $0.30 per share at the option of the lender.

We may have to raise funds to pay for our expenses. We may have to borrow money from shareholders or issue debt or equity or enter into an arrangement with a bank or third party. The Company currently has no agreements, arrangements or understandings with any person to obtain funds through bank loans, lines of credit or any other sources. There can be no assurance that additional capital will be available to us. Our inability to raise funds will have a severe negative impact on our ability to remain a viable company.

Going Concern

We incurred a net loss of $430,552 for the nine months ended May 31, 2008. We also had an accumulated deficit of $544,754 and a working capital deficit of $202,810 as of May 31, 2008. These conditions raise substantial doubt as to our ability to continue as a going concern.

The financial statements contained herein for the period ending May 31, 2008, have been prepared on a “going concern” basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. For the reasons discussed herein and in the footnotes to our financial statements included herein, there is a significant risk that we will be unable to continue as a going concern. Our audited financial statements included in our Annual Report on Form 10-KSB for the period ending August 31, 2007, contain additional note disclosures describing the circumstances that lead to this disclosure by our independent auditors.

Off Balance Sheet Arrangements

None.

Item 3A(T) Controls and Procedures

Evaluation of Disclosure Controls and Procedures

Our disclosure controls and procedures are designed to ensure that information required to be disclosed in reports that we file or submit under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the United States Securities and Exchange Commission. Our principal executive and financial officer has reviewed the effectiveness of our "disclosure controls and procedures" (as defined in Rule 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934) as of the end of the period covered by this Quarterly Report on Form 10-Q and has concluded that the disclosure controls and procedures were not effective to ensure that information required to be disclosed by us in reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in Securities and Exchange Commission rules and forms, because of the  lack of segregation of duties in financial reporting, as all our accounting functions are performed by one person with no additional internal oversight, because our Company does not have an audit committee.  This is due to the Company’s lack of working capital to hire additional staff.  To remedy this, we intend to engage another accountant to assist with financial reporting as soon as our finances will allow.

Management's Quarterly Report on Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting for the Company, as defined in Rules 13a-15(f) and 15d-15(f) under the Securities Exchange Act of 1934. Our internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that:

13

(i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of our assets;

(ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and

(iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company's assets that could have a material effect on the financial statements.

Management's assessment of the effectiveness of the Company's internal control over financial reporting is as of May 31, 2008. We believe that our internal control over financial reporting is not effective because of the  lack of segregation of duties in financial reporting, as all our accounting functions are performed by one person with no additional internal oversight, because our Company does not have an audit committee.  This is due to the Company’s lack of working capital to hire additional staff.  To remedy this, we intend to engage another accountant to assist with financial reporting as soon as our finances will allow.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This quarterly report on Form 10-Q does not include an attestation report of the Company's registered public accounting firm regarding internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the Company to provide only management's report in this quarterly report.

Changes in internal control over financial reporting

There was no change in our internal control over financial reporting that occurred during the fiscal quarter ended May 31, 2008, that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

PART II. OTHER INFORMATION

Item 1. Legal Proceedings

There are no pending legal proceedings to which the Company is a party or in which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or security holder is a party adverse to the Company or has a material interest adverse to the Company. The Company’s property is not the subject of any pending legal proceedings.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds

On May 15, 2008 the Company issued 360,000 shares of common stock to Robert Montesano for services rendered. The shares were issued under Section 4(2) of the Securities Act of 1933, as amended. Mr. Montesano is an officer and director of the Company and had access to all of the information which would be required to be included in a registration statement, and the transaction did not involve a public offering.

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Item 3. Defaults upon Senior Securities

None.

Item 4. Submission of Mattes to a Vote of Security Holders

None.

Item 5. Other Information

None.

Item 6. Exhibits.

Exhibit No.	Description

31.1	Rule 13a-14(a)/15d-14(a) Certification of the Chief Executive Officer

31.2	Rule 13a-14(a)/15d-14(a) Certification of the Chief Financial Officer

32.1	Section 1350 Certifications

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTH COAST PARTNERS, INC.

July 15, 2008	By:	/s/ Brook W. Lang

Name: Brook W. Lang Title: Chief Executive Officer

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